UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08217

Name of Fund: BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings New York Quality Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2025

Date of reporting period: 07/31/2025

Item  1  – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

July 31, 2025
2025 Annual Report

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
BlackRock New York Municipal Income Trust (BNY)
BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended July 31, 2025

Municipal Market Conditions
Municipals enjoyed positive returns in the early portion of the period as weakening economic data gave the Federal Reserve (the “Fed”) a runway to begin their long-awaited easing cycle in September 2024. A strong third quarter of 2024 was followed by an underwhelming fourth as markets recalibrated future policy easing expectations amid renewed economic strength, a subsequent “higher for longer” rates ideology, and municipal-specific policy concerns. The first half of 2025 was defined by extreme levels of tariff-related volatility in April that reset rich municipal valuations to very attractive levels. Markets have ultimately stabilized, but supply continues to act as a drag. July notably saw net positive supply for the first time since 2008. The front and intermediate parts of the curve and the IDR/PCR and housing sectors performed best. Relative to the rest of the fixed income universe, the asset class underperformed quite significantly in the second half of the period.
Bloomberg Municipal Bond Index(a)
Total Returns as of July 31, 2025
6	months:	(1.04)%
12	months:	0.00%
During the 12-months ended July 31, 2025, municipal bond funds experienced net inflows totaling $52 billion (based on data from the Investment Company Institute), as demand shifted from long-term and open-end funds to short-term funds and ETFs. At the same time, the market absorbed $549 billion in issuance, a large increase from the $434 billion issued during the prior 12-month period, boosted by an increased need for infrastructure spending and a pull-forward in perceived vulnerable sectors to front-run potential new legislation.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.
From July 31, 2024, to July 31, 2025, yields on AAA-rated 30-year municipal bonds increased by 99 basis points (bps) from 3.68% to 4.67%, ten-year yields increased by 50 bps from 2.82% to 3.32%, five-year yields decreased by 22 bps from 2.75% to 2.53%, and two-year yields decreased by 46 bps from 2.85% to 2.39% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 145 bps to a slope of 228 bps, outpacing the 90 bps of steepening experienced by the Treasury curve.
Volatility stemming from the tariff-related market disruptions in April and tax policy concerns have reset valuations to attractive absolute and relative levels.
Financial Conditions of Municipal Issuers
Uncertainties abound, but the “America First” mantra has been clear and consistent, making municipals that support the U.S. infrastructure a well-aligned opportunity. Investors are increasingly turning to state and local government debt as a safe haven from global trade disruptions and tariff-related recession risks. Most states have minimal exposure to China-related trade, and relatively modest total economic debt to GDP ratios when compared to sovereign issuers. State revenues, primarily from sales and income taxes, tend to rise with inflation and overall economic growth, offering a natural inflation buffer. Local governments also benefit from steady property tax revenues, driven by consistent home price appreciation over the last few years. Additionally, constitutional balanced budget requirements and improved reserve levels have fortified state balance sheets, making them more resilient to economic slowdowns. Together, these structural advantages enhance the creditworthiness of municipal bonds in a volatile macro environment.
We continue to favor revenue-sector issuers over state and local governments since they are typically lower-rated and offer additional yield. Most municipal revenue sector borrowers are highly defensive, as they are monopolistic providers of essential services that can raise user fees to cover operations, informing our preference over general obligation bonds. We have an overweight allocation to the transportation, housing, and corporate sectors.
The opinions expressed are those of BlackRock as of July 31, 2025 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a)  The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”).  However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of  a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Investment Objective
BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2025 ($10.82)(a)	5.99%
Tax Equivalent Yield(b)	12.36%
Current Monthly Distribution per Common Share(c)	$0.054000
Current Annualized Distribution per Common Share(c)	$0.648000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 10.82	$ 11.57	(6.48)%	$ 12.21	$ 10.68
Net Asset Value	11.94	13.07	(8.65)	13.34	11.64
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(3.41)%	(0.57)%	2.50%
Fund at Market Price(a)(b)	(1.12)	(0.37)	2.95
New Jersey Customized Reference Benchmark(c)	0.78	1.24	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The New Jersey Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged (90%) and the New Jersey
Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New Jersey Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market produced slightly negative total returns during the reporting period, with the benefit of income offset by weak price action. The market experienced a record-setting pace of new issuance in tax-exempt supply. The surge in supply, which outweighed the benefits of strong demand and stable credit fundamentals, was a key factor weighing on price performance. The yield curve steepened (indicating outperformance for short-term bonds) due to the combination of persistent inflation concerns and interest rate cuts by the U.S. Federal Reserve.
On a sector basis, tax-backed local and other industries were top contributors to the Fund’s absolute return. Other industries incorporate smaller sectors such as hotels, tribal gaming, and development districts. In terms of credit tiers, holdings in AA and BB rated bonds generated positive results, due in part to the timing of certain purchases. Holdings in bonds with maturities of 15 years and shorter contributed, as did those with coupons of 5.25% and higher. On the other hand, holdings in longer-term issues and those with discount structures—typically with coupons below 5%—detracted due to their higher interest rate sensitivity. The Fund’s use of leverage enhanced income by helping it capitalize on the higher yields on long-term bonds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
State	30.5%
Transportation	20.7
County/City/Special District/School District	13.6
Education	13.2
Health	6.4
Tobacco	5.4
Utilities	5.2
Housing	3.6
Corporate	1.4

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	16.2%
2026	7.0
2027	7.8
2028	21.8
2029	6.3

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	4.6%
AA/Aa	41.3
A	34.1
BBB/Baa	8.1
BB/Ba	4.9
B	0.2
N/R	6.8

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Fund Summary as of July 31, 2025

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
Investment Objective
BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Fund’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Fund. At all times, except during temporary defensive periods, the Fund invests at least 65% of its assets in New York Municipal Bonds. The Fund invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Board of Trustees of BlackRock New York Municipal Income Trust (BNY), the Board of Director of BlackRock MuniHoldings New York Quality Fund, Inc (MHN) (collectively, the “Target Funds”) and the Board of Directors of BlackRock MuniYield New York Quality Fund, Inc (MYN) each approved the reorganization of the Target Funds into MYN, with MYN continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of July 31, 2025 ($9.51)(a)	6.50%
Tax Equivalent Yield(b)	13.46%
Current Monthly Distribution per Common Share(c)	$0.051500
Current Annualized Distribution per Common Share(c)	$0.618000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 9.51	$ 10.77	(11.70)%	$ 11.18	$ 9.43
Net Asset Value	10.59	12.10	(12.48)	12.39	10.35
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(7.27)%	(2.27)%	1.41%
Fund at Market Price(a)(b)	(6.44)	(2.73)	0.91
New York Customized Reference Benchmark(c)	(0.68)	0.40	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New York Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed was the only positive contributor. This was largely a function of the sector’s shorter maturity profile. Transportation, utilities, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	29.1%
County/City/Special District/School District	14.5
Utilities	13.3
Corporate	11.2
State	10.4
Housing	7.3
Education	7.1
Health	5.8
Tobacco	1.3

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	6.9%
2026	0.4
2027	8.9
2028	5.1
2029	2.0

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	7.0%
AA/Aa	59.0
A	18.8
BBB/Baa	10.0
BB/Ba	0.5
B	0.3
N/R	4.4

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Investment Objective
BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Board of Directors of each of BlackRock MuniVest Fund, Inc. (MVF), BlackRock MuniVest Fund II, Inc. (MVT), BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (collectively, the “Target Funds”) and the Board of Directors of BlackRock MuniYield Quality Fund III, Inc. (MYI) each approved the reorganization of the Target Funds into MYI, with MYI continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2025 ($10.91)(a)	5.99%
Tax Equivalent Yield(b)	10.90%
Current Monthly Distribution per Common Share(c)	$0.054500
Current Annualized Distribution per Common Share(c)	$0.654000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 10.91	$ 11.61	(6.03)%	$ 12.09	$ 10.65
Net Asset Value	11.73	13.08	(10.32)	13.38	11.48
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(5.24)%	(1.35)%	2.14%
Fund at Market Price(a)(b)	(0.71)	(0.61)	3.02
Michigan Customized Reference Benchmark(c)	(0.07)	0.29	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Michigan Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Michigan Exempt Total Return Index Unhedged (90%) and the Michigan Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Michigan Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the primary contributor to the Fund’s absolute performance during the reporting period, offsetting the impact of falling prices. Holdings in shorter maturity bonds contributed to performance, as that segment of the yield curve performed well. On the other hand, holdings in securities with maturities of 18 years and longer were notable underperformers. At the sector level, positions in the housing, transportation, and pre-paid gas sectors were top contributors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	24.4%
State	17.1
Utilities	13.9
Education	13.7
Health	9.1
Transportation	7.0
Housing	7.0
Corporate	6.1
Tobacco	1.7

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	8.6%
2026	3.0
2027	1.4
2028	10.5
2029	8.9

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	1.3%
AA/Aa	72.1
A	17.9
BBB/Baa	2.3
N/R	6.4

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Fund Summary as of July 31, 2025

BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Investment Objective
BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Board of Trustees of BlackRock New York Municipal Income Trust (BNY), the Board of Director of BlackRock MuniHoldings New York Quality Fund, Inc (MHN) (collectively, the “Target Funds”) and the Board of Directors of BlackRock MuniYield New York Quality Fund, Inc (MYN) each approved the reorganization of the Target Funds into MYN, with MYN continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2025 ($9.20)(a)	6.68%
Tax Equivalent Yield(b)	13.83%
Current Monthly Distribution per Common Share(c)	$0.051200
Current Annualized Distribution per Common Share(c)	$0.614400
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 9.20	$ 10.58	(13.04)%	$ 10.82	$ 9.17
Net Asset Value	10.23	11.73	(12.79)	12.00	10.03
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(7.45)%	(2.18)%	1.48%
Fund at Market Price(a)(b)	(7.71)	(2.46)	1.17
New York Customized Reference Benchmark(c)	(0.68)	0.40	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New York Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed was the only positive contributor. This was largely a function of the sector’s shorter maturity profile. Transportation, utilities, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	26.3%
County/City/Special District/School District	17.7
Utilities	13.6
State	11.0
Corporate	9.9
Education	7.9
Housing	6.8
Health	5.4
Tobacco	1.4

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	6.1%
2026	0.5
2027	6.7
2028	5.5
2029	2.0

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	6.8%
AA/Aa	60.4
A	17.3
BBB/Baa	9.3
BB/Ba	0.7
B	0.3
N/R	5.2

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025

BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Investment Objective
BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Board of Directors/Trustees of BlackRock Virginia Municipal Bond Trust (BHV) and BlackRock MuniYield Pennsylvania Quality Fund (MPA) (collectively, the “Target Funds”) and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of the Target Funds into MQY, with MQY continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2025 ($10.66)(a)	7.43%
Tax Equivalent Yield(b)	13.24%
Current Monthly Distribution per Common Share(c)	$0.066000
Current Annualized Distribution per Common Share(c)	$0.792000
Leverage as of July 31, 2025(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 10.66	$ 12.35	(13.68)%	$ 12.60	$ 10.39
Net Asset Value	11.66	13.04	(10.58)	13.37	11.42
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(4.29)%	(1.53)%	1.91%
Fund at Market Price(a)(b)	(7.61)	(0.66)	2.59
Pennsylvania Customized Reference Benchmark(c)	0.51	0.40	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Pennsylvania Customized Reference Benchmark is comprised of the Bloomberg Pennsylvania Total Return Index Unhedged (90%) and the Pennsylvania Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Pennsylvania Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market produced slightly negative total returns during the reporting period, with the benefit of income offset by weak price action. The market experienced a record-setting pace of new issuance in tax-exempt supply. The surge in supply, which outweighed the benefits of strong demand and stable credit fundamentals, was a key factor weighing on price performance. The yield curve steepened (indicating outperformance for short-term bonds) due to the combination of persistent inflation concerns and interest rate cuts by the U.S. Federal Reserve.
On a sector basis, housing, school districts, and corporate-backed securities were key contributors to absolute returns. In terms of credit tiers, non-rated and BB rated bonds generated positive results. Short-maturity bonds performed positively, while holdings in longer-term issues detracted. The Fund’s use of leverage enhanced income by helping it capitalize on the higher yields on long-term bonds. However, holdings in longer-term issues and those with discount structures—typically with coupons below 5%—detracted overall due to their higher interest rate sensitivity.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Health	21.2%
Transportation	18.0
Education	16.7
County/City/Special District/School District	14.6
Housing	9.9
Utilities	8.7
State	5.5
Tobacco	3.9
Corporate	1.5

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	7.3%
2026	4.6
2027	7.8
2028	8.8
2029	4.1

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	1.0%
AA/Aa	56.0
A	24.3
BBB/Baa	8.0
BB/Ba	1.6
B	0.4
N/R	8.7

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Fund Summary as of July 31, 2025

BlackRock New York Municipal Income Trust (BNY)
Investment Objective
BlackRock New York Municipal Income Trust’s (BNY) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Fund invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Board of Trustees of BlackRock New York Municipal Income Trust (BNY), the Board of Director of BlackRock MuniHoldings New York Quality Fund, Inc (MHN) (collectively, the “Target Funds”) and the Board of Directors of BlackRock MuniYield New York Quality Fund, Inc (MYN) each approved the reorganization of the Target Funds into MYN, with MYN continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2025 ($9.40)(a)	6.51%
Tax Equivalent Yield(b)	13.48%
Current Monthly Distribution per Common Share(c)	$0.051000
Current Annualized Distribution per Common Share(c)	$0.612000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 9.40	$ 10.71	(12.23)%	$ 11.07	$ 9.35
Net Asset Value	10.48	12.05	(13.03)	12.35	10.22
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock New York Municipal Income Trust (BNY)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(7.85)%	(2.43)%	1.15%
Fund at Market Price(a)(b)	(7.01)	(3.21)	0.35
New York Customized Reference Benchmark(c)	(0.68)	0.40	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New York Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed was the only positive contributor. This was largely a function of the sector’s shorter maturity profile. Transportation, utilities, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock New York Municipal Income Trust (BNY)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	26.8%
Utilities	16.4
County/City/Special District/School District	16.2
Corporate	9.5
Education	8.3
Housing	7.6
State	7.5
Health	5.4
Tobacco	2.3

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	8.5%
2026	1.3
2027	6.1
2028	4.0
2029	4.9

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	7.5%
AA/Aa	54.4
A	18.9
BBB/Baa	11.3
BB/Ba	0.4
B	0.8
N/R	6.7

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025

BlackRock Virginia Municipal Bond Trust (BHV)
Investment Objective
BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Fund invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Fund’s investment adviser. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Board of Directors/Trustees of BlackRock Virginia Municipal Bond Trust (BHV) and BlackRock MuniYield Pennsylvania Quality Fund (MPA) (collectively, the “Target Funds”) and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of the Target Funds into MQY, with MQY continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of July 31, 2025 ($10.45)(a)	5.91%
Tax Equivalent Yield(b)	11.06%
Current Monthly Distribution per Common Share(c)	$0.051500
Current Annualized Distribution per Common Share(c)	$0.618000
Leverage as of July 31, 2025(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 10.45	$ 11.11	(5.94)%	$ 11.59	$ 10.11
Net Asset Value	10.94	12.48	(12.34)	12.78	10.78
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock Virginia Municipal Bond Trust (BHV)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(7.44)%	(3.09)%	0.42%
Fund at Market Price(a)(b)	(0.68)	(3.65)	(0.20)
Virginia Customized Reference Benchmark(c)	(0.21)	0.27	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Virginia Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Virginia Exempt Total Return Index Unhedged (90%) and the Virginia Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Virginia Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Securities with maturities of nine years and shorter contributed to absolute performance. The prepaid gas sector was the main positive contributor in the short maturity area. Prepaid gas bonds tend to have short put dates (ten years and shorter) and wide spreads relative to their credit ratings (usually A2 or better). Leverage contributed to returns by augmenting income. Average borrowing costs dropped throughout the period as the U.S. Federal Reserve began to cut interest rates, increasing the income from leverage. Cash was a positive contributor, as well.
On the negative side, holdings on the longer end of the yield curve detracted from performance. The Fund maintained this positioning to maximize income, but bonds with maturities of 20 years and longer underperformed those with maturities of less than ten years. The Fund’s use of U.S. Treasury futures to manage interest rate risk also detracted slightly.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock Virginia Municipal Bond Trust (BHV)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	19.9%
Health	16.1
Housing	15.3
State	13.0
Utilities	8.8
Corporate	7.6
Transportation	7.3
Education	6.0
Tobacco	6.0

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	9.1%
2026	11.1
2027	4.2
2028	6.2
2029	3.9

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	11.4%
AA/Aa	49.3
A	14.6
BBB/Baa	6.9
B	4.2
N/R	13.6

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Schedule of Investments
July 31, 2025
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 0.2%
Corporate — 0.2%
Black Belt Energy Gas District, RB, Series A, 5.25%, 05/01/56(a)	$1,085	$ 1,104,330
California — 0.5%
Transportation — 0.5%
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	3,270	2,910,300
New Jersey — 140.1%
Corporate — 2.1%
New Jersey Economic Development Authority, ARB
Series A, AMT, 5.63%, 11/15/30	1,730	1,730,082
Series B, AMT, 5.63%, 11/15/30	6,900	6,902,448
New Jersey Economic Development Authority, RB
AMT, 4.00%, 08/01/59	1,000	830,407
AMT, 5.00%, 08/01/59	3,750	3,684,576
		13,147,513
County/City/Special District/School District — 22.3%
Casino Reinvestment Development Authority, Inc., RB
Series B, 5.00%, 11/01/43	680	688,285
Series B, 5.00%, 11/01/44	755	759,668
Casino Reinvestment Development Authority, Inc., Refunding RB
Series A, 5.00%, 11/01/41	1,000	1,026,124
Series A, 5.00%, 11/01/42	395	402,289
City of Bayonne New Jersey, Refunding GO, (BAM SAW), 5.00%, 07/01/26(c)	2,425	2,479,845
City of Hoboken New Jersey, Refunding GO, Series A, 4.00%, 03/10/26	5,000	5,040,961
City of Newark New Jersey, GOL, (SAW), 4.50%, 03/15/36	3,390	3,410,927
Clifton Board of Education, GO
2.00%, 08/15/41	6,150	3,875,587
2.25%, 08/15/46	6,150	3,622,062
County of Essex New Jersey, GO, Series B, 3.00%, 09/01/46	1,700	1,205,750
County of Middlesex New Jersey, Refunding COP, 5.00%, 10/15/31	2,840	3,075,883
Essex County Improvement Authority, Refunding RB
(NPFGC GTD), 5.50%, 10/01/27	250	265,949
(NPFGC GTD), 5.50%, 10/01/28	9,380	10,239,101
(NPFGC GTD), 5.50%, 10/01/29	8,505	9,503,206
Ewing Township Board of Education, GO
4.00%, 07/15/38	2,660	2,561,030
4.00%, 07/15/39	2,320	2,188,576
Hudson County Improvement Authority, RB
5.00%, 05/01/46	4,000	3,944,408
Series A-1, (NPFGC GTD), 0.00%, 12/15/32(d)	1,000	773,127
Mercer County Improvement Authority, RB, 5.00%, 09/01/40	2,480	2,483,371
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(c)	6,305	6,827,537
Series A, (NPFGC), 5.25%, 07/01/26(e)	1,415	1,448,608
Series B, 6.50%, 04/01/31	2,995	3,119,385
New Jersey Economic Development Authority, Refunding RB
AMT, 3.00%, 08/01/41	19,020	14,512,091
Security	Par (000)	Value
County/City/Special District/School District (continued)
New Jersey Economic Development Authority, Refunding RB (continued)
AMT, 3.00%, 08/01/43	$23,960	$ 17,477,836
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	2,663	2,733,792
Newark Board of Education, Refunding GO, Sustainability Bonds, (BAM), 3.00%, 07/15/42	1,500	1,126,567
Union County Improvement Authority, Refunding RB, 5.00%, 03/01/34	890	988,137
Union County Utilities Authority, Refunding RB, Series A, AMT, (GTD), 5.25%, 12/01/31	35,845	35,966,694
		141,746,796
Education — 21.6%
Atlantic County Improvement Authority, RB, Series A, 4.00%, 07/01/46	2,250	1,988,758
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/52	780	801,879
Gloucester County Improvement Authority, RB
5.00%, 07/01/44	1,985	1,970,521
(BAM), 5.00%, 07/01/49	6,400	6,422,436
(BAM), 5.00%, 07/01/54	7,450	7,454,330
Middlesex County Improvement Authority, RB, 5.00%, 08/15/53	3,125	3,126,343
New Jersey Economic Development Authority, RB
6.00%, 10/01/33	4,300	4,308,563
Series A, 5.00%, 07/01/27(b)	140	140,862
Series A, 5.13%, 11/01/29(b)	135	138,046
Series A, 5.00%, 01/01/35	2,000	1,960,879
Series A, 5.25%, 07/01/37(b)	1,030	985,599
Series A, 5.00%, 07/01/38	350	342,695
Series A, 6.25%, 11/01/38(b)	440	451,315
Series A, 5.38%, 07/01/47(b)	1,685	1,475,674
Series A, 5.00%, 12/01/48	4,475	4,407,838
Series A, 5.00%, 06/15/49(b)	1,700	1,550,243
Series A, 5.00%, 01/01/50	1,235	1,117,748
Series A, 5.00%, 07/01/50	905	793,957
Series A, 6.50%, 11/01/52(b)	2,490	2,514,877
Series A, 5.25%, 11/01/54(b)	4,040	3,333,461
New Jersey Economic Development Authority, Refunding RB
5.00%, 06/01/37	6,270	6,367,741
5.00%, 06/01/42	810	813,111
Series A, 4.25%, 09/01/27(b)	135	135,634
Series A, 5.63%, 08/01/34(b)	580	580,048
Series A, 5.00%, 09/01/37(b)	805	806,050
Series A, 5.88%, 08/01/44(b)	1,070	1,069,349
Series A, 6.00%, 08/01/49(b)	555	550,821
Series A, 5.13%, 09/01/52(b)	1,700	1,565,058
New Jersey Educational Facilities Authority, RB
Series B, 5.25%, 03/01/54	30,470	31,568,442
Series C, 3.25%, 07/01/49	1,060	805,287
New Jersey Educational Facilities Authority, Refunding RB
Series A, 4.00%, 07/01/47	2,100	1,826,572
Series D, 5.00%, 07/01/38	1,000	1,001,196
Series D, 5.00%, 07/01/43	600	599,780
New Jersey Higher Education Student Assistance Authority, RB
Series B, AMT, 4.00%, 12/01/44	1,395	1,321,508
Series B, AMT, 4.25%, 12/01/45	3,970	3,854,857

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
New Jersey Higher Education Student Assistance Authority, RB (continued)
Sub-Series C, AMT, 4.00%, 12/01/48	$3,210	$ 2,573,483
Series C, AMT, Subordinate, 5.00%, 12/01/53	985	880,452
Series C, AMT, Subordinate, 5.25%, 12/01/54	1,825	1,702,183
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series 1-B, AMT, 4.50%, 12/01/45	5,550	5,477,127
Series B, AMT, 3.00%, 12/01/32	4,635	4,367,548
Series B, AMT, 4.00%, 12/01/41	2,270	2,242,615
Sub-Series C, AMT, 3.63%, 12/01/49	1,925	1,369,713
Series C, AMT, Subordinate, 5.00%, 12/01/52	18,705	17,266,158
New Jersey Institute of Technology, Refunding RB, Series A, (BAM), 5.25%, 07/01/50	1,835	1,886,891
Passaic County Improvement Authority, RB
Series A, 5.00%, 01/01/55	700	624,275
Series A, 5.00%, 01/01/60	500	439,657
		136,981,580
Health — 10.6%
Middlesex County Improvement Authority, RB, (AMBAC), 5.50%, 09/01/30	350	350,196
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	1,230	1,257,421
5.00%, 01/01/39	1,980	1,939,559
5.00%, 01/01/49	1,500	1,313,502
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	2,000	2,001,213
2.38%, 07/01/46	3,735	2,192,844
4.00%, 07/01/47	5,555	4,751,759
3.00%, 07/01/51	18,100	12,634,172
4.00%, 07/01/51	10,000	8,436,833
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/28	2,820	2,823,710
5.00%, 07/01/29	715	715,845
5.00%, 07/01/34	2,190	2,220,283
4.00%, 07/01/41	3,000	2,713,977
Series A, 4.00%, 07/01/43	3,500	3,066,807
Series A, 5.00%, 07/01/43	8,600	8,424,061
Series A, 4.13%, 07/01/54	4,120	3,460,136
Series A, 5.25%, 07/01/54	8,910	9,099,366
		67,401,684
Housing — 4.6%
New Jersey Housing & Mortgage Finance Agency, RB
5.25%, 12/20/65	2,055	2,061,095
Series A, 5.00%, 05/01/27	820	820,644
New Jersey Housing & Mortgage Finance Agency, RB, M/F Housing
Series A, (FNMA), 4.55%, 05/01/41	1,580	1,568,886
Series A, Sustainability Bonds, (HUD SECT 8), 4.35%, 05/01/45	395	370,514
Series A, Sustainability Bonds, (HUD SECT 8), 4.50%, 05/01/50	470	438,693
Series A, Sustainability Bonds, (HUD SECT 8), 4.55%, 05/01/55	1,100	1,019,903
Series A, Sustainability Bonds, (HUD SECT 8), 4.60%, 05/01/60	785	733,719
Security	Par (000)	Value
Housing (continued)
New Jersey Housing & Mortgage Finance Agency, RB, M/F Housing (continued)
Series E-1, Sustainability Bonds, (HUD SECT 8), 4.35%, 05/01/45	$785	$ 743,939
Series E-1, Sustainability Bonds, (HUD SECT 8), 4.50%, 05/01/50	750	697,150
Series E-1, Sustainability Bonds, (HUD SECT 8), 4.55%, 05/01/55	1,570	1,456,330
Series E-1, Sustainability Bonds, (HUD SECT 8), 4.60%, 05/01/60	920	857,392
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series H, Sustainability Bonds, 2.15%, 10/01/41	2,995	2,074,646
Series K, Sustainability Bonds, 4.70%, 10/01/50	2,180	2,060,223
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.45%, 11/01/45	860	581,587
Series A, 4.00%, 11/01/48	675	574,172
Series A, (HUD SECT 8), 2.55%, 11/01/50	780	494,685
Series A, 4.10%, 11/01/53	400	337,353
Series D, AMT, 4.25%, 11/01/37	2,940	2,856,357
Series D, AMT, 4.35%, 11/01/42	1,000	913,119
Series A, Sustainability Bonds, (HUD SECT 8), 2.65%, 11/01/46	1,150	783,583
Series A, Sustainability Bonds, (HUD SECT 8), 2.70%, 11/01/51	1,150	747,069
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series A, 3.75%, 10/01/35	5,295	5,111,668
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,002,249
		29,304,976
State — 41.6%
Garden State Preservation Trust, RB(d)
Series B, 0.00%, 11/01/25	10,000	9,931,245
Series B, 0.00%, 11/01/26	6,000	5,806,176
Series B, 0.00%, 11/01/27	4,000	3,762,274
Series B, 0.00%, 11/01/28	4,540	4,138,244
New Jersey Economic Development Authority, RB
5.00%, 06/15/43	10,690	10,683,184
4.00%, 11/01/44	4,715	4,069,958
4.00%, 06/15/49	5,310	4,485,162
5.00%, 06/15/49	2,700	2,665,446
Series A, (NPFGC), 5.25%, 07/01/26	6,085	6,233,181
Series A, 5.00%, 06/15/42	2,000	1,983,745
Series B, 5.00%, 06/15/35	3,750	3,898,503
Series B, 5.00%, 06/15/43	3,470	3,484,603
Series EEE, 5.00%, 06/15/48	2,850	2,784,120
New Jersey Economic Development Authority, Refunding RB
4.00%, 07/01/46	5,025	4,420,285
Series N-1, (NPFGC), 5.50%, 09/01/27	1,000	1,059,635
Sub-Series A, 4.00%, 07/01/32	5,000	4,876,557
Sub-Series A, 5.00%, 07/01/33	5,050	5,082,777
Sub-Series A, 4.00%, 07/01/34	9,420	9,152,975
New Jersey Educational Facilities Authority, RB, Series A, 5.25%, 09/01/53	2,445	2,478,854
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/42	785	798,630
5.25%, 06/15/46	385	395,653
4.50%, 06/15/49	2,985	2,722,063
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
State (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series AA, 5.25%, 06/15/34	$1,305	$ 1,306,486
Series AA, 4.00%, 06/15/36	2,565	2,497,207
Series AA, 5.25%, 06/15/41	5,000	5,000,167
Series AA, 4.00%, 06/15/45	13,625	11,874,889
Series AA, 5.00%, 06/15/45	5,000	5,014,112
Series AA, 4.00%, 06/15/50	10,535	8,861,169
Series BB, 4.00%, 06/15/44	5,100	4,445,876
Series BB, 4.00%, 06/15/50	9,100	7,774,614
Series BB, 5.25%, 06/15/50	19,575	19,940,568
Series C, 0.00%, 12/15/32(d)	14,050	10,959,618
Series C, (AMBAC), 0.00%, 12/15/35(d)	8,300	5,450,683
Series C, (AMBAC), 0.00%, 12/15/36(d)	7,210	4,458,141
Series CC, 5.25%, 06/15/55	15,190	15,427,840
Series S, 5.00%, 06/15/33	2,450	2,597,066
Series S, Class BB, 5.00%, 06/15/36	3,750	3,954,024
Series S, Class BB, 4.00%, 06/15/37	1,550	1,496,133
Series S, Class BB, 4.00%, 06/15/40	6,000	5,498,687
Series S, Class BB, 4.00%, 06/15/50	8,290	7,005,169
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(d)	6,000	3,941,071
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	4,795	4,371,318
Series A, 4.00%, 06/15/35	1,605	1,594,408
Series A, 4.00%, 06/15/36	3,695	3,611,275
Series A, 5.25%, 06/15/41	4,000	4,186,017
Series AA, 4.25%, 06/15/44	6,170	5,617,883
South Jersey Port Corp., ARB
Series A, 5.00%, 01/01/49	4,150	4,096,789
Series B, AMT, 5.00%, 01/01/42	12,870	12,715,868
State of New Jersey, GO, 5.00%, 06/01/38	5,085	5,306,813
		263,917,161
Tobacco — 8.8%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	4,695	4,769,746
Series A, 5.00%, 06/01/46	8,910	8,669,939
Series A, 5.25%, 06/01/46	6,500	6,509,365
Sub-Series B, 5.00%, 06/01/46	37,705	36,209,751
		56,158,801
Transportation — 21.8%
New Jersey Economic Development Authority, ARB, AMT, 6.38%, 01/01/35(b)	2,795	2,818,949
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	7,800	7,942,899
Class A, 5.00%, 11/01/52	6,000	5,999,797
AMT, 5.00%, 01/01/31	1,000	1,001,946
AMT, 5.13%, 01/01/34	2,290	2,291,087
AMT, 5.38%, 01/01/43	23,510	23,512,581
AMT, 5.63%, 01/01/52	1,000	999,543
New Jersey Economic Development Authority, Refunding ARB
AMT, 5.00%, 10/01/37	8,200	8,255,153
AMT, 5.00%, 10/01/47	7,015	6,547,398
New Jersey Transportation Trust Fund Authority, RB
4.50%, 12/15/28(c)	1,615	1,722,761
5.25%, 12/15/32(c)	405	468,837
Series A, 5.00%, 06/15/30	4,250	4,321,229
New Jersey Turnpike Authority, RB
Series A, 5.00%, 01/01/34	2,500	2,558,897
Security	Par (000)	Value
Transportation (continued)
New Jersey Turnpike Authority, RB (continued)
Series A, 4.00%, 01/01/42	$4,000	$ 3,673,338
Series A, 5.25%, 01/01/50	6,000	6,204,264
Series A, 4.00%, 01/01/51	11,790	10,124,158
Series B, 5.25%, 01/01/52	8,380	8,583,533
New Jersey Turnpike Authority, Refunding RB
Series A, 5.25%, 01/01/29	4,000	4,348,592
Series A, (BHAC-CR AG), 5.25%, 01/01/29	500	542,782
Series A, 5.25%, 01/01/30	4,000	4,429,993
Series A, 4.00%, 01/01/39	7,175	6,924,030
Series C, 5.00%, 01/01/45	3,500	3,577,583
Series D-2, 5.25%, 01/01/26	9,330	9,434,156
South Jersey Transportation Authority, RB
5.25%, 11/01/52	6,000	6,057,120
Series A, 4.00%, 11/01/50	4,260	3,606,870
Series B-1, (BAM), 5.25%, 11/01/52	700	708,792
Series A, Subordinate, (BAM), 4.00%, 11/01/50	2,000	1,732,516
		138,388,804
Utilities — 6.7%
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	4,040	3,526,923
3.50%, 04/01/42	3,030	2,419,452
Passaic Valley Sewerage Commission, Refunding RB
Series J, 3.00%, 12/01/40	2,060	1,621,354
Series J, 3.00%, 12/01/41	2,110	1,596,780
Series J, 3.00%, 12/01/42	2,155	1,593,025
Series J, 3.00%, 12/01/43	2,205	1,596,014
Series J, 3.00%, 12/01/44	2,255	1,597,182
Series J, 3.00%, 12/01/45	2,305	1,601,984
Rahway Valley Sewerage Authority, RB(d)
Series A, (NPFGC), 0.00%, 09/01/26	4,100	3,966,303
Series A, (NPFGC), 0.00%, 09/01/28	6,600	5,980,903
Series A, (NPFGC), 0.00%, 09/01/29	9,650	8,439,223
Series A, (NPFGC), 0.00%, 09/01/31	6,000	4,824,534
Series A, (NPFGC), 0.00%, 09/01/33	5,000	3,642,916
		42,406,593
Total Municipal Bonds in New Jersey		889,453,908
New York — 9.6%
State — 1.8%
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/50	8,030	8,102,942
Series A, 5.00%, 03/15/55	3,670	3,686,214
		11,789,156
Transportation — 7.8%
Port Authority of New York & New Jersey, ARB
Series 93, 6.13%, 06/01/94	6,000	6,001,397
AMT, 5.00%, 11/01/30	2,000	2,144,342
AMT, 5.00%, 11/01/33	1,030	1,082,430
AMT, 4.00%, 11/01/37	1,715	1,629,640
AMT, 4.00%, 09/01/38	1,085	1,004,437
Series 218, AMT, 5.00%, 11/01/32	3,105	3,277,461
Series 218, AMT, 4.00%, 11/01/47	835	694,637
Series 221, AMT, 4.00%, 07/15/40	1,500	1,348,524
Series 221, AMT, 4.00%, 07/15/45	1,975	1,673,208
Series 221, AMT, 4.00%, 07/15/50	4,415	3,635,623
Port Authority of New York & New Jersey, Refunding ARB
AMT, 5.00%, 01/15/52	11,395	11,289,734
Series 206, AMT, 5.00%, 11/15/47	1,500	1,497,820

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued)
Series 223, AMT, 4.00%, 07/15/41	$2,530	$ 2,266,229
Series 238, AMT, 5.00%, 07/15/39	1,670	1,710,189
Port Authority of New York & New Jersey, Refunding RB, Series 242, AMT, 5.00%, 12/01/53	10,205	10,160,008
		49,415,679
Total Municipal Bonds in New York		61,204,835
Pennsylvania — 3.0%
Transportation — 3.0%
Delaware River Joint Toll Bridge Commission, RB
5.00%, 07/01/42	2,460	2,476,642
5.00%, 07/01/47	4,000	3,973,382
Delaware River Port Authority, RB
5.00%, 01/01/37	7,330	7,329,597
5.00%, 01/01/40	5,000	5,004,453
Total Municipal Bonds in Pennsylvania		18,784,074
Puerto Rico — 4.3%
State — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,864	2,559,806
Series A-1, Restructured, 5.00%, 07/01/58	17,378	15,821,090
Series A-2, Restructured, 4.78%, 07/01/58	2,906	2,572,735
Series A-2, Restructured, 4.33%, 07/01/40	3,484	3,225,850
Series B-1, Restructured, 4.75%, 07/01/53	333	292,749
Series B-2, Restructured, 4.78%, 07/01/58	618	542,663
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	8,039	2,481,292
Total Municipal Bonds in Puerto Rico		27,496,185
Wisconsin — 1.2%
Education — 0.1%
Public Finance Authority, RB, 5.00%, 07/01/55(b)	785	679,075
Transportation — 1.1%
Public Finance Authority, RB
Series A, AMT, Senior Lien, 5.50%, 07/01/44	3,600	3,609,759
Series A, AMT, Senior Lien, 5.75%, 07/01/49	3,500	3,482,250
		7,092,009
Total Municipal Bonds in Wisconsin		7,771,084
Total Municipal Bonds — 158.9% (Cost: $1,053,367,917)		1,008,724,716
Municipal Bonds Transferred to Tender Option Bond Trusts(f)
New Jersey — 5.6%
Housing — 1.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series M, 5.05%, 10/01/45	7,992	7,962,314
Security	Par (000)	Value
State — 2.5%
Garden State Preservation Trust, RB, Series A, 5.75%, 11/01/28	$14,740	$ 15,737,780
Utilities — 1.8%
Union County Utilities Authority, Refunding RB, Series A, 5.00%, 06/15/41	11,685	11,697,620
Total Municipal Bonds in New Jersey		35,397,714
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.6% (Cost: $34,668,062)		35,397,714
Total Long-Term Investments — 164.5% (Cost: $1,088,035,979)		1,044,122,430

	Shares
Short-Term Securities
	Money Market Funds — 3.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(g)(h)	22,321,613	22,323,845
	Total Short-Term Securities — 3.5% (Cost: $22,323,695)	22,323,845
	Total Investments — 168.0% (Cost: $1,110,359,674)	1,066,446,275
	Other Assets Less Liabilities — 1.2%	7,891,215
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.6)%	(22,987,187)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (65.6)%	(416,457,918)
	Net Assets Applicable to Common Shares — 100.0%	$ 634,892,385

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 52,245,008	$ —	$ (29,921,162)(a)	$ —	$ (1)	$ 22,323,845	22,321,613	$ 712,929	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 1,008,724,716	$ —	$ 1,008,724,716
Municipal Bonds Transferred to Tender Option Bond Trusts	—	35,397,714	—	35,397,714
Short-Term Securities
Money Market Funds	22,323,845	—	—	22,323,845
	$22,323,845	$1,044,122,430	$—	$1,066,446,275
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(22,892,201)	$—	$(22,892,201)
VRDP Shares at Liquidation Value	—	(417,100,000)	—	(417,100,000)
	$—	$(439,992,201)	$—	$(439,992,201)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 3.5%
Corporate — 3.5%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 05/01/55	$2,245	$ 2,395,721
Series D, 5.00%, 03/01/55	1,040	1,092,728
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,185	1,183,322
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	4,120	4,180,981
Series B, 5.25%, 03/01/55	2,345	2,463,674
Total Municipal Bonds in Alabama		11,316,426
California(a) — 0.9%
Corporate — 0.4%
California Community Choice Financing Authority, RB, Series B, Sustainability Bonds, 5.00%, 01/01/55	1,375	1,431,414
Transportation — 0.5%
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(b)	1,760	1,566,400
Total Municipal Bonds in California		2,997,814
Georgia — 2.7%
Corporate — 2.7%
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	3,310	3,261,410
Series C, 5.00%, 12/01/54(a)	5,000	5,254,391
Total Municipal Bonds in Georgia		8,515,801
Guam — 0.2%
Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/41	580	589,066
Kentucky — 1.8%
Corporate — 1.8%
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	5,495	5,811,840
New York — 128.1%
Corporate — 8.6%
New York Energy Finance Development Corp., RB, 5.00%, 07/01/56	9,940	10,365,362
New York Liberty Development Corp., RB, 5.50%, 10/01/37	830	938,845
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	5,500	6,165,986
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	1,370	1,366,599
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	2,215	2,271,557
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	2,165	2,194,874
AMT, 5.00%, 10/01/40	4,210	4,106,189
		27,409,412
County/City/Special District/School District — 20.7%
Battery Park City Authority, RB
Series A, Sustainability Bonds, 5.00%, 11/01/41	665	707,476
Series A, Sustainability Bonds, 5.00%, 11/01/42	1,290	1,360,422
Series A, Sustainability Bonds, 5.00%, 11/01/43	1,565	1,637,790
Security	Par (000)	Value
County/City/Special District/School District (continued)
Battery Park City Authority, RB (continued)
Series A, Sustainability Bonds, 5.00%, 11/01/48	$2,165	$ 2,211,173
Series A, Sustainability Bonds, 5.00%, 11/01/53	620	628,136
City of New York, GO
Series A-1, 5.00%, 08/01/47	2,410	2,411,680
Series F-1, 5.00%, 04/01/45	4,950	4,911,200
Series F-1, 4.00%, 03/01/47	2,270	1,953,839
Series G-1, 5.25%, 02/01/50	830	851,394
County of Nassau New York, GOL
Series A, 4.00%, 04/01/49	2,735	2,353,077
Series A, 5.00%, 04/01/55	3,315	3,361,156
County of Nassau New York, Refunding GOL, Series B, 5.00%, 04/01/49	1,430	1,438,089
New York City Industrial Development Agency, RB, 0.00%, 03/01/39(c)	1,380	710,088
New York City Industrial Development Agency, Refunding RB, 4.00%, 03/01/45	3,600	3,195,691
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/43	1,645	1,652,542
Series F-1, Subordinate, 5.00%, 02/01/44	355	360,829
Series F-1, Subordinate, 4.00%, 02/01/51	6,800	5,755,158
New York City Transitional Finance Authority, RB
Series A-1, 05/01/50(d)	1,660	1,749,322
Series B, 4.38%, 05/01/53	2,320	2,094,939
Series H-1, 5.50%, 11/01/51	1,240	1,301,796
Series C-S, Subordinate, 5.00%, 05/01/50	1,085	1,091,535
Series H-1, Subordinate, 5.25%, 11/01/48	2,655	2,744,772
New York Convention Center Development Corp., RB, CAB(c)
Series B, Sub Lien, 0.00%, 11/15/42	2,185	839,813
Series B, Sub Lien, 0.00%, 11/15/47	5,600	1,498,254
Series B, Sub Lien, 0.00%, 11/15/48	2,665	677,976
Series B, Sub Lien, 0.00%, 11/15/55	2,485	421,081
Series B, Sub Lien, 0.00%, 11/15/56	3,315	529,755
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	5,075	4,872,582
Series 1, 3.00%, 02/15/42	925	704,360
Series A, Sustainability Bonds, 3.00%, 11/15/51	1,460	980,772
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Class A, 4.00%, 05/15/57	1,300	1,060,375
Series A, 4.25%, 05/15/58	4,670	4,036,922
Series A-1, 4.13%, 05/15/64	6,385	5,334,553
Yonkers Industrial Development Agency, Refunding RB, (SAW), 4.00%, 05/01/41	1,000	941,952
		66,380,499
Education — 11.6%
Albany Capital Resource Corp., Refunding RB(e)(f)
4.00%, 07/01/41	740	381,914
4.00%, 07/01/51	765	394,816
Build NYC Resource Corp., RB, 5.00%, 09/01/59(b)	1,325	1,111,329
Build NYC Resource Corp., Refunding RB
5.00%, 08/01/47	660	586,153
Series A, 5.00%, 06/01/43	450	450,414
Dobbs Ferry Local Development Corp., RB, 5.00%, 07/01/39	750	750,248
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	570	570,353
5.00%, 07/01/52	1,365	1,318,730
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
Dutchess County Local Development Corp., Refunding RB, 4.00%, 07/01/49	$1,655	$ 1,381,965
Monroe County Industrial Development Corp., Refunding RB
Series A, 4.00%, 07/01/39	350	336,567
Series A, 4.00%, 07/01/50	5,700	4,933,761
New York State Dormitory Authority, RB
5.25%, 07/01/55	1,080	1,099,467
Series 1, (AMBAC), 5.50%, 07/01/40	3,500	3,980,866
Series A, 5.00%, 07/01/46	410	391,380
Sustainability Bonds, 5.00%, 07/01/50	1,325	1,326,005
Series A, Sustainability Bonds, 5.00%, 07/01/48	500	501,638
Series A, Sustainability Bonds, 5.25%, 07/01/50	425	434,410
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 07/01/35	1,030	1,029,641
Series A, 4.00%, 07/01/49	360	284,413
Series A, 5.00%, 07/01/50	2,510	2,399,448
Series A, 5.50%, 07/01/54	3,310	3,474,095
Onondaga Civic Development Corp., RB, 5.50%, 12/01/56	1,135	1,187,601
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 12/01/43	2,655	2,693,484
4.00%, 12/01/47	1,350	1,168,937
Schenectady County Capital Resource Corp., Refunding RB, 5.00%, 01/01/47	4,510	4,477,927
Troy Capital Resource Corp., Refunding RB, 5.00%, 09/01/39	450	460,427
		37,125,989
Health — 9.4%
Brookhaven Local Development Corp., Refunding RB, 5.00%, 10/01/50	2,400	2,353,735
Build NYC Resource Corp., RB
Class A, 5.25%, 07/01/37	1,250	1,196,875
Class A, 5.50%, 07/01/47	765	698,847
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	1,325	1,277,571
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	500	434,460
Series A, 5.00%, 12/01/37	1,180	1,179,484
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/38	1,150	1,063,595
4.00%, 12/01/39	475	431,467
4.00%, 12/01/46	4,595	3,755,501
New York State Dormitory Authority, RB
Series 1, 5.25%, 07/01/54	865	893,094
Series 1-A, 4.00%, 07/01/51	3,350	2,839,005
Series A, 4.00%, 07/01/50	895	743,375
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/45	380	295,447
4.25%, 05/01/52	3,645	3,166,513
5.00%, 05/01/52	4,875	4,773,616
Class A, 5.25%, 05/01/54	1,200	1,210,726
Series 1, 4.00%, 07/01/47	2,660	2,305,972
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	460	460,368
Security	Par (000)	Value
Health (continued)
Westchester County Local Development Corp., Refunding RB(b)
5.00%, 07/01/41	$510	$ 469,845
5.00%, 07/01/56	570	487,964
		30,037,460
Housing — 11.9%
New York City Housing Development Corp, Refunding RB, Series A, Sustainability Bonds, 4.25%, 11/01/43	2,970	2,694,964
New York City Housing Development Corp., RB, M/F Housing
Series A, (FHLMC), 5.20%, 02/01/55	1,875	1,876,679
Series C-1, 5.05%, 11/01/50	665	646,997
Sustainability Bonds, (HUD SECT 8), 4.80%, 02/01/53	5,265	4,967,916
Series A, Sustainability Bonds, 4.75%, 11/01/48	365	344,176
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	2,650	2,462,961
Series A-1, Sustainability Bonds, 4.65%, 11/01/49	685	632,517
Series B-1, Sustainability Bonds, 5.25%, 11/01/55	250	251,429
Series B-1, Class A, Sustainability Bonds, (HUD SECT 8), 4.65%, 11/01/49	1,025	945,975
Series C-1, Sustainability Bonds, (HUD SECT 8), 4.50%, 08/01/54	1,160	1,037,570
Series D-1, Sustainability Bonds, (HUD SECT 8), 4.50%, 11/01/54	660	592,650
Series D-2, Sustainability Bonds, (HUD SECT 8), 4.45%, 11/01/49	1,160	1,035,427
Series D-2, Sustainability Bonds, (HUD SECT 8), 4.50%, 11/01/54	825	749,520
Series E-1, Sustainability Bonds, 4.85%, 11/01/53	3,660	3,482,906
Series F-1A, Sustainability Bonds, 4.55%, 11/01/54	5,185	4,784,798
Series F-1A, Sustainability Bonds, 5.00%, 11/01/54	1,265	1,250,530
New York State Housing Finance Agency, RB, M/F Housing
Series A, 4.65%, 11/15/38	550	549,783
Series B-1, Sustainability Bonds, (SONYMA), 4.85%, 11/01/48	1,310	1,238,334
Series C-1, Sustainability Bonds, (SONYMA), 4.65%, 11/01/48	515	473,143
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing
Series 250, Sustainability Bonds, (SONYMA), 4.80%, 10/01/48	3,410	3,241,248
Series 255, Sustainability Bonds, (SONYMA), 4.70%, 10/01/43	1,385	1,330,688
Series 261, Sustainability Bonds, (SONYMA), 4.55%, 10/01/49	3,760	3,415,510
		38,005,721
State — 10.8%
Empire State Development Corp., RB
Series A, 4.00%, 03/15/45	5,265	4,667,664
Series A, 5.00%, 03/15/46	3,320	3,369,373
Empire State Development Corp., Refunding RB, 5.00%, 03/15/47	1,200	1,197,701
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/44	5,225	5,238,060
Series A, 5.00%, 03/15/45	2,700	2,702,184
Series A, 5.00%, 03/15/52	3,775	3,794,914
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/46	1,190	1,194,013
Series A, 4.00%, 03/15/54	3,980	3,413,127

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
State (continued)
New York State Dormitory Authority, Refunding RB (continued)
Series D, 5.00%, 02/15/48	$555	$ 553,640
New York State Thruway Authority, RB, Series A, 5.00%, 03/15/49	3,320	3,355,489
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/48	5,000	5,014,410
		34,500,575
Tobacco — 2.1%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	1,875	1,768,362
5.00%, 06/01/48	680	613,470
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	260	227,833
Series A-2B, 5.00%, 06/01/51	1,015	864,868
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 05/15/40	1,500	1,405,620
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	630	607,064
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,680	1,338,153
		6,825,370
Transportation — 39.9%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	1,565	1,532,794
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/42	4,920	4,934,601
Series A, 4.00%, 02/15/47	2,425	2,092,454
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Series B-2, Sustainability Bonds, 5.00%, 11/15/48	785	791,028
Metropolitan Transportation Authority, RB
Series D-2, Sustainability Bonds, 4.00%, 11/15/48	1,590	1,319,020
Series D-3, Sustainability Bonds, 4.00%, 11/15/49	2,720	2,220,928
Metropolitan Transportation Authority, Refunding RB
Series C-1, (BAM-TCRS), 4.75%, 11/15/45	3,765	3,663,459
Series A, Sustainability Bonds, 5.50%, 11/15/47	3,410	3,510,980
Series A-1, Sustainability Bonds, 4.00%, 11/15/54	1,760	1,435,102
Sub-Series C-1, Sustainability Bonds, 5.00%, 11/15/34	1,500	1,567,101
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,410	5,175,661
New York City Industrial Development Agency, Refunding RB, Series A, 5.00%, 07/01/28	450	450,135
New York State Thruway Authority, Refunding RB
Series P, 5.00%, 01/01/49	830	837,119
Series B, Subordinate, 4.00%, 01/01/50	2,645	2,224,981
New York Transportation Development Corp., ARB
6.00%, 06/30/50	665	679,055
AMT, 5.00%, 12/01/34	1,660	1,754,320
AMT, 5.00%, 12/01/35	3,405	3,561,445
AMT, 5.00%, 12/01/36	1,720	1,777,809
AMT, 5.00%, 12/01/41	450	444,942
Series A, AMT, 5.00%, 07/01/41	1,655	1,624,523
Series A, AMT, 5.00%, 07/01/46	6,745	6,402,801
Series A, AMT, 5.25%, 01/01/50	8,845	8,459,042
New York Transportation Development Corp., RB
4.00%, 10/31/41	455	395,271
AMT, 4.00%, 10/31/46	1,510	1,222,565
AMT, Sustainability Bonds, 5.00%, 06/30/49	1,450	1,368,977
AMT, Sustainability Bonds, 6.00%, 06/30/54	4,240	4,304,777
Security	Par (000)	Value
Transportation (continued)
New York Transportation Development Corp., RB (continued)
AMT, Sustainability Bonds, 5.13%, 06/30/60	$665	$ 622,654
AMT, Sustainability Bonds, 5.25%, 06/30/60	5,120	4,951,622
AMT, Sustainability Bonds, 5.50%, 06/30/60	4,390	4,250,140
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, 5.50%, 12/31/60	3,340	3,228,227
New York Transportation Development Corp., Refunding RB, CAB, Series B, AMT, 5.00%, 12/31/54(g)	1,705	973,214
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	1,145	945,657
Port Authority of New York & New Jersey, Refunding ARB
Series 240, 5.00%, 07/15/53	1,660	1,673,532
AMT, 5.00%, 10/15/34	1,660	1,695,818
Series 177, AMT, 4.00%, 01/15/43	285	238,987
Series 206, AMT, 5.00%, 11/15/47	3,310	3,305,189
Series 231, AMT, 5.50%, 08/01/52	1,375	1,401,343
Port Authority of New York & New Jersey, Refunding RB
Series 226, AMT, 5.00%, 10/15/39	3,105	3,187,191
Series 242, AMT, 5.00%, 12/01/39	680	695,431
Series 242, AMT, 5.00%, 12/01/48	1,660	1,647,249
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/47	3,735	3,765,005
Series A, 5.25%, 12/01/54	4,120	4,215,700
Series A, 5.50%, 11/15/57	1,775	1,830,705
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46	4,760	4,764,445
Series A-1, 5.00%, 05/15/51	1,460	1,461,190
Series B, 5.00%, 11/15/37	8,225	8,496,836
Series C, 5.00%, 05/15/47	3,925	3,946,970
Series C, 4.13%, 05/15/52	7,080	6,091,815
Series C, Sustainability Bonds, 5.25%, 11/15/42	615	650,546
		127,790,356
Utilities — 13.1%
Long Island Power Authority, RB
(BAM-TCRS), 5.00%, 09/01/42	4,645	4,656,759
5.00%, 09/01/47	450	443,323
Series E, Sustainability Bonds, 5.00%, 09/01/53	2,335	2,347,146
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/41	750	750,876
New York City Municipal Water Finance Authority, RB, Series BB, 5.00%, 06/15/52	2,810	2,831,543
New York City Municipal Water Finance Authority, Refunding RB
5.00%, 06/15/50	1,175	1,176,196
Series DD, 4.13%, 06/15/46	1,965	1,770,412
Series DD, 4.13%, 06/15/47	1,760	1,548,741
Series EE, 5.00%, 06/15/45	2,250	2,272,367
New York Power Authority, RB
Series A, 5.00%, 11/15/53	1,660	1,675,991
Series A, Sustainability Bonds, 5.00%, 11/15/48	5,385	5,465,853
New York Power Authority, Refunding RB
Series A, Sustainability Bonds, 4.00%, 11/15/50	5,170	4,411,578
Series A, Sustainability Bonds, 4.00%, 11/15/55	5,505	4,617,776
Series A, Sustainability Bonds, 4.00%, 11/15/60	470	393,821
New York State Environmental Facilities Corp., RB, Series A, Sustainability Bonds, 5.00%, 09/15/54	3,410	3,481,815
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities (continued)
New York State Environmental Facilities Corp., Refunding RB, 5.00%, 06/15/51	$2,595	$ 2,620,021
Rockland County Solid Waste Management Authority, RB, Series A, AMT, Sustainability Bonds, 4.00%, 12/15/46	925	756,281
Utility Debt Securitization Authority, Refunding RB, Series 2, Sustainability Bonds, 5.00%, 06/15/53	720	731,533
		41,952,032
Total Municipal Bonds in New York		410,027,414
Puerto Rico — 2.1%
State — 2.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,495	2,229,999
Series A-1, Restructured, 5.00%, 07/01/58	583	530,768
Series A-2, Restructured, 4.78%, 07/01/58	390	345,274
Series A-2, Restructured, 4.33%, 07/01/40	1,045	967,570
Series B-1, Restructured, 4.75%, 07/01/53	460	404,397
Series B-2, Restructured, 4.78%, 07/01/58	601	527,736
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	5,658	1,746,380
Total Municipal Bonds in Puerto Rico		6,752,124
South Carolina — 1.1%
Corporate — 1.1%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	3,280	3,478,765
Total Municipal Bonds — 140.4% (Cost: $462,723,666)		449,489,250
Municipal Bonds Transferred to Tender Option Bond Trusts(h)
New York — 21.6%
County/City/Special District/School District(i) — 2.7%
County of Nassau New York, GOL, Series A, 5.00%, 04/01/49	5,298	5,388,551
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Class A, 5.25%, 05/15/52	3,320	3,358,792
		8,747,343
State(i) — 4.0%
New York State Dormitory Authority, Refunding RB, Series B, 5.00%, 03/15/54	4,119	4,134,455
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/46	8,535	8,571,669
		12,706,124
Transportation — 6.7%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	4,500	4,513,355
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Series B-2, 5.00%, 11/15/47(i)	7,534	7,614,962
Port Authority of New York & New Jersey, Refunding ARB, 5.50%, 08/01/52(i)	4,520	4,597,654
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 5.25%, 05/15/52(i)	4,640	4,733,261
		21,459,232
Security	Par (000)	Value
Utilities — 8.2%
New York City Municipal Water Finance Authority, RB
Series BB, 5.25%, 06/15/55(i)	$9,500	$ 9,776,828
Sub Series CC-1, 5.25%, 06/15/54	4,480	4,593,386
New York City Municipal Water Finance Authority, Refunding RB, Series AA-3, 5.25%, 06/15/48(i)	5,857	6,010,396
Utility Debt Securitization Authority, Refunding RB, 2nd Series, 5.00%, 12/15/50(i)	5,880	5,988,476
		26,369,086
Total Municipal Bonds in New York		69,281,785
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.6% (Cost: $70,317,476)		69,281,785
Total Long-Term Investments — 162.0% (Cost: $533,041,142)		518,771,035

	Shares
Short-Term Securities
	Money Market Funds — 5.7%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(j)(k)	18,175,205	18,177,023
	Total Short-Term Securities — 5.7% (Cost: $18,177,023)	18,177,023
	Total Investments — 167.7% (Cost: $551,218,165)	536,948,058
	Other Assets Less Liabilities — 1.3%	4,448,452
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.4)%	(49,390,841)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (53.6)%	(171,769,078)
	Net Assets Applicable to Common Shares — 100.0%	$ 320,236,591

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	When-issued security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2030 to June 15, 2033, is $45,250,324.
See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 6,514,268	$ 11,662,755 (a)	$ —	$ —	$ —	$ 18,177,023	18,175,205	$ 278,606	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	117	09/19/25	$ 12,996	$ (188,711)
U.S. Long Bond	109	09/19/25	12,443	(383,608)
5-Year U.S. Treasury Note	73	09/30/25	7,898	(45,051)
				$ (617,370)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 617,370	$ —	$ 617,370

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (1,778,124)	$ —	$ (1,778,124)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 317,636	$ —	$ 317,636
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$26,204,444
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 449,489,250	$ —	$ 449,489,250
Municipal Bonds Transferred to Tender Option Bond Trusts	—	69,281,785	—	69,281,785
Short-Term Securities
Money Market Funds	18,177,023	—	—	18,177,023
	$18,177,023	$518,771,035	$—	$536,948,058
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (617,370)	$ —	$ —	$ (617,370)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(49,297,577)	$—	$(49,297,577)
VRDP Shares at Liquidation Value	—	(172,000,000)	—	(172,000,000)
	$—	$(221,297,577)	$—	$(221,297,577)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama(a) — 2.6%
Corporate — 2.6%
Black Belt Energy Gas District, RB
Series B, 5.00%, 10/01/55	$3,000	$ 3,152,421
Series D, 5.00%, 03/01/55	2,880	3,026,015
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49	2,500	2,631,013
Total Municipal Bonds in Alabama		8,809,449
California(a) — 4.9%
Corporate — 4.4%
California Community Choice Financing Authority, RB, Series B, Sustainability Bonds, 5.00%, 01/01/55	14,470	15,063,684
Transportation — 0.5%
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(b)	1,765	1,570,850
Total Municipal Bonds in California		16,634,534
Kentucky — 2.2%
Corporate — 2.2%
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	7,315	7,736,781
Michigan — 149.3%
County/City/Special District/School District — 40.0%
Berkley School District, GO, Series II, (Q-SBLF), 5.00%, 05/01/49	7,475	7,491,692
Byron Center Public Schools, GO, Series II, (Q-SBLF), 5.25%, 05/01/53	5,000	5,075,594
Cedar Springs Public School District, GO
Series II, (Q-SBLF), 5.00%, 05/01/46	1,100	1,111,445
Series II, (Q-SBLF), 4.50%, 05/01/49	1,950	1,789,871
City of Grand Rapids Michigan, GOL, 5.00%, 04/01/50	3,000	3,005,794
City of Lansing Michigan, Refunding GO
Series B, 4.00%, 06/01/43	2,000	1,777,756
Series B, 4.13%, 06/01/48	5,325	4,580,040
Series B, 5.00%, 06/01/48	4,290	4,298,047
Clarkston Community Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/45	6,360	6,470,739
Series I, (Q-SBLF), 5.00%, 05/01/47	2,000	2,012,483
Coopersville Area Public Schools, GO
Series I, (Q-SBLF), 4.00%, 05/01/48	295	252,838
Series I, (Q-SBLF), 4.13%, 05/01/52	600	512,690
County of Kalamazoo Michigan, GOL, 4.13%, 05/01/47	1,375	1,218,574
Gerald R Ford International Airport Authority, ARB, AMT, (GTD), 5.00%, 01/01/54	2,000	1,918,441
Grand Rapids Public Schools, GO, 5.00%, 05/01/49	2,000	2,012,039
Gull Lake Community School District, GO, Series I, (Q- SBLF), 5.00%, 05/01/48	4,000	3,957,640
Holly Area School District, GO, Series I, (Q-SBLF), 5.25%, 05/01/48	8,235	8,414,610
Hudsonville Public Schools, Refunding GO
(Q-SBLF), 5.00%, 05/01/46	2,500	2,526,012
(Q-SBLF), 5.00%, 05/01/49	2,375	2,379,034
Karegnondi Water Authority, Refunding RB, 5.00%, 11/01/41	3,950	3,967,603
Kentwood Public Schools, GO
Series II, 5.00%, 05/01/46	6,705	6,756,734
Series II, 5.00%, 05/01/49	1,295	1,295,615
Security	Par (000)	Value
County/City/Special District/School District (continued)
L’ Anse Creuse Public Schools, GO, Series I, (Q-SBLF), 5.00%, 05/01/49	$9,205	$ 9,240,475
Michigan Finance Authority, RB, 2nd Lien, (BAM-TCRS), 4.00%, 11/01/50	1,500	1,269,656
Novi Community School District, GO
Series I, 5.00%, 05/01/44	1,175	1,185,869
Series II, 4.00%, 05/01/43	1,320	1,188,166
Okemos Public Schools, GO, Series II, (Q-SBLF), 5.00%, 05/01/49	2,750	2,756,126
Rockford Public Schools, GO, Series II, (Q-SBLF), 5.00%, 05/01/46	1,505	1,520,658
Southfield Public Schools, GO, (Q-SBLF), 5.25%, 05/01/50	1,250	1,289,416
Three Rivers Community Schools, GO
Series II, (Q-SBLF), 4.13%, 05/01/46	2,000	1,787,255
Series II, (Q-SBLF), 4.25%, 05/01/49	7,000	6,224,051
Troy School District, GO
(Q-SBLF), 5.00%, 05/01/47	3,360	3,386,785
(Q-SBLF), 5.00%, 05/01/52	14,710	14,761,896
Walled Lake Consolidated School District, GO
(Q-SBLF), 5.00%, 05/01/45	2,300	2,321,627
(Q-SBLF), 5.00%, 05/01/47	1,000	1,010,842
(Q-SBLF), 5.00%, 05/01/49	2,500	2,516,106
(Q-SBLF), 5.00%, 05/01/50	1,500	1,513,775
Wayne-Westland Community Schools, GO
(Q-SBLF), 5.00%, 11/01/44	2,360	2,400,650
(Q-SBLF), 4.50%, 11/01/46	5,250	4,949,704
West Ottawa Public Schools, GO, 4.00%, 11/01/46	1,730	1,541,554
Williamston Community Schools School District, GO, (Q-SBLF), 5.00%, 05/01/51	2,250	2,263,794
		135,953,696
Education — 22.4%
Ferris State University, Refunding RB, Series A, 5.00%, 10/01/49	2,000	1,970,135
Grand Valley State University, RB, 5.00%, 12/01/43	1,600	1,612,876
Michigan Finance Authority, Refunding RB
5.00%, 02/01/33	830	859,125
4.00%, 12/01/33	485	451,213
5.00%, 12/01/36	1,550	1,531,570
5.00%, 12/01/40	2,900	2,727,888
5.00%, 12/01/45	4,400	4,020,440
4.00%, 09/01/50	1,550	1,218,844
Michigan State University, Refunding RB
Series A, 5.00%, 08/15/49	5,335	5,401,704
Series A, 5.25%, 02/15/50	10,000	10,309,216
Series A, 5.25%, 08/15/54	4,525	4,643,213
Series B, 4.00%, 02/15/44	4,000	3,527,530
Series B, 5.00%, 02/15/44	3,820	3,837,408
Series C, 4.00%, 02/15/44	1,725	1,533,873
Michigan Technological University, RB
Series A, 5.00%, 10/01/45	1,800	1,743,085
Series A, 5.25%, 10/01/52	1,675	1,683,859
Series C, 5.25%, 10/01/48	2,500	2,533,292
Northern Michigan University, RB, Series A, 5.50%, 06/01/50	1,000	1,020,593
Oakland University, RB, 5.00%, 03/01/47	3,500	3,450,720
Wayne State University, RB, Series A, 4.00%, 11/15/48	8,385	7,100,897
Western Michigan University, RB
Series A, 5.00%, 11/15/51	1,815	1,769,120
Series A, 5.00%, 11/15/53	5,345	5,197,199
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
Western Michigan University, Refunding RB
5.00%, 11/15/49	$5,650	$ 5,521,234
Series A, 5.25%, 11/15/49	2,500	2,533,702
		76,198,736
Health — 14.9%
Kentwood Economic Development Corp., Refunding RB, 4.00%, 11/15/43	750	601,268
Michigan Finance Authority, RB, Series A, 5.00%, 11/15/48	2,000	1,962,389
Michigan Finance Authority, Refunding RB
4.00%, 04/15/42	3,210	2,896,874
4.00%, 11/15/46	8,500	7,096,796
Series 2, 4.00%, 03/01/51	4,000	3,339,100
Series A, 5.00%, 12/01/42	2,250	2,255,445
Series A, 4.00%, 12/01/49	4,500	3,690,584
Series S, 5.00%, 05/15/38	4,890	4,888,687
Michigan State Hospital Finance Authority, RB
Series A, 5.00%, 08/15/44	2,700	2,742,708
Series A, 5.00%, 08/15/45	2,500	2,528,146
Series A, 5.00%, 08/15/46	2,500	2,518,400
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	13,030	12,922,268
Michigan Strategic Fund, RB, 5.00%, 11/15/42	3,500	3,270,999
		50,713,664
Housing — 11.5%
Michigan State Housing Development Authority, RB, M/F Housing
(GNMA), 4.75%, 04/20/37	2,380	2,337,537
Series A, 4.45%, 10/01/34	1,000	1,000,079
Series A, 4.63%, 10/01/39	3,490	3,488,431
Series A, 4.30%, 10/01/40	3,320	3,168,830
Series A, 4.75%, 10/01/44	5,000	4,800,972
Series A, 5.00%, 10/01/48	7,000	6,824,802
Series A, 2.55%, 10/01/51	5,175	3,050,857
Michigan State Housing Development Authority, RB, S/F Housing
Series A, Sustainability Bonds, 4.85%, 12/01/45	2,500	2,461,933
Series A, Sustainability Bonds, 6.00%, 06/01/54	5,705	6,204,760
Series D, Sustainability Bonds, 5.50%, 06/01/53	5,195	5,500,526
		38,838,727
State — 24.8%
Michigan Finance Authority, RB
Series F, 5.00%, 04/01/31	1,000	1,000,972
Series F, 5.25%, 10/01/41	8,595	8,604,338
Michigan State Building Authority, Refunding RB
4.00%, 10/15/49	7,000	5,868,686
Series I, 4.00%, 10/15/46	3,375	2,898,652
Series I, 5.00%, 10/15/47	6,000	6,027,637
Series I, 5.25%, 10/15/50	4,500	4,611,237
Michigan Strategic Fund, RB
AMT, 4.25%, 12/31/38	12,000	11,509,111
AMT, 5.00%, 12/31/43	15,000	14,043,319
AMT, 4.50%, 06/30/48	3,000	2,694,222
State of Michigan Trunk Line Revenue, RB
4.00%, 11/15/46	2,000	1,738,828
5.00%, 11/15/46	3,870	3,947,885
Security	Par (000)	Value
State (continued)
State of Michigan Trunk Line Revenue, RB (continued)
5.25%, 11/15/49	$18,000	$ 18,472,632
Series B, 5.00%, 11/15/45	2,830	2,856,355
		84,273,874
Tobacco — 2.8%
Michigan Finance Authority, Refunding RB
Series A, Class 1, 4.00%, 06/01/39	1,250	1,155,126
Series A, Class 1, 4.00%, 06/01/49	3,750	3,049,198
Michigan Finance Authority, Refunding RB, CAB, Series B-2, Class 2, 0.00%, 06/01/65(c)	50,000	5,127,238
		9,331,562
Transportation — 10.1%
Gerald R Ford International Airport Authority, ARB, AMT, (GTD), 5.00%, 01/01/51	5,435	5,317,334
Wayne County Airport Authority, ARB
Series A, 5.00%, 12/01/46	6,500	6,508,093
Series A, 5.25%, 12/01/48	3,495	3,594,492
Series A, 5.50%, 12/01/50	2,000	2,082,843
Series B, 5.75%, 12/01/50	1,000	1,036,839
AMT, 5.00%, 12/01/48	4,000	3,814,363
Series B, AMT, 5.00%, 12/01/42	1,000	967,613
Wayne County Airport Authority, Refunding RB
AMT, 5.00%, 12/01/32	2,940	3,058,909
Series F, AMT, 5.00%, 12/01/34	8,000	8,028,541
		34,409,027
Utilities — 22.8%
City of Detroit Michigan Water Supply System Revenue, RB, Series A, Senior Lien, (NPFGC), 5.00%, 07/01/34	10	10,008
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/47	8,000	8,221,412
Series A, Senior Lien, 5.25%, 07/01/52	2,000	2,048,379
Series C, Senior Lien, 5.25%, 07/01/48	4,685	4,829,180
Great Lakes Water Authority Water Supply System Revenue, RB
Series C, 5.25%, 07/01/50	3,500	3,584,110
Series B, 2nd Lien, 5.00%, 07/01/46	3,000	3,000,914
Series A, Senior Lien, 5.25%, 07/01/52	4,610	4,693,347
Series B, Senior Lien, 5.25%, 07/01/48	10,750	11,003,852
Lansing Board of Water & Light, Refunding RB
Series A, 5.00%, 07/01/44	1,750	1,762,393
Series A, 5.00%, 07/01/48	20,355	20,292,301
Series A, 5.00%, 07/01/49	8,775	8,850,077
Michigan Finance Authority, RB, Sustainability Bonds, 5.50%, 02/28/49	8,985	9,151,953
		77,447,926
Total Municipal Bonds in Michigan		507,167,212
New York — 0.9%
Transportation — 0.9%
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, 5.25%, 12/31/54	3,110	3,056,543
Puerto Rico — 3.3%
State — 3.3%
Commonwealth of Puerto Rico, GO, Series A-1, Restructured, 5.75%, 07/01/31	1,061	1,151,068

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	$525	$ 469,238
Series A-1, Restructured, 5.00%, 07/01/58	850	773,848
Series A-2, Restructured, 4.78%, 07/01/58	103	91,188
Series A-2, Restructured, 4.33%, 07/01/40	277	256,475
Series B-1, Restructured, 4.75%, 07/01/53	451	396,485
Series B-1, Restructured, 5.00%, 07/01/58	7,076	6,442,054
Series B-2, Restructured, 4.78%, 07/01/58	597	524,223
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	3,368	1,039,556
Total Municipal Bonds in Puerto Rico		11,144,135
Texas — 0.8%
Corporate — 0.8%
Texas Municipal Gas Acquisition & Supply Corp. V, RB, 5.00%, 01/01/55(a)	2,540	2,671,201
Total Long-Term Investments — 164.0% (Cost: $579,752,427)		557,219,855

	Shares
Short-Term Securities
	Money Market Funds — 2.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(d)(e)	8,498,701	8,499,551
	Total Short-Term Securities — 2.5% (Cost: $8,499,336)	8,499,551
	Total Investments — 166.5% (Cost: $588,251,763)	565,719,406
	Other Assets Less Liabilities — 1.7%	5,535,499
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (68.2)%	(231,576,090)
	Net Assets Applicable to Common Shares — 100.0%	$ 339,678,815

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 16,392,727	$ —	$ (7,893,177)(a)	$ 174	$ (173)	$ 8,499,551	8,498,701	$ 272,485	$ —

(a)	Represents net amount purchased (sold).
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 557,219,855	$ —	$ 557,219,855
Short-Term Securities
Money Market Funds	8,499,551	—	—	8,499,551
	$8,499,551	$557,219,855	$—	$565,719,406
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
VRDP Shares at Liquidation Value	$—	$(231,900,000)	$—	$(231,900,000)
	$—	$(231,900,000)	$—	$(231,900,000)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 4.1%
Corporate — 4.1%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 05/01/55	$2,750	$ 2,934,624
Series D, 5.00%, 03/01/55	1,275	1,339,642
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,920	1,917,281
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	6,715	6,814,391
Series B, 5.25%, 03/01/55	2,875	3,020,497
Total Municipal Bonds in Alabama		16,026,435
California(a) — 0.9%
Corporate — 0.4%
California Community Choice Financing Authority, RB, Series B, Sustainability Bonds, 5.00%, 01/01/55	1,695	1,764,544
Transportation — 0.5%
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(b)	2,040	1,815,600
Total Municipal Bonds in California		3,580,144
Georgia — 1.0%
Corporate — 1.0%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	4,070	4,010,253
Guam — 0.2%
Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/41	710	721,098
Kentucky — 1.8%
Corporate — 1.8%
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	6,420	6,790,176
New York — 123.5%
Corporate — 7.7%
New York Energy Finance Development Corp., RB, 5.00%, 07/01/56	12,160	12,680,362
New York Liberty Development Corp., RB, 5.50%, 10/01/37	1,015	1,148,106
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	3,955	4,433,905
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	1,590	1,586,053
New York Transportation Development Corp., ARB
AMT, 5.00%, 01/01/30	2,500	2,547,177
AMT, 5.63%, 04/01/40	2,570	2,635,621
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	2,620	2,656,152
AMT, 5.00%, 10/01/40	2,670	2,604,163
		30,291,539
County/City/Special District/School District — 22.5%
Battery Park City Authority, RB
Series A, Sustainability Bonds, 5.00%, 11/01/41	810	861,737
Series A, Sustainability Bonds, 5.00%, 11/01/42	1,585	1,671,526
Series A, Sustainability Bonds, 5.00%, 11/01/43	1,920	2,009,301
Series A, Sustainability Bonds, 5.00%, 11/01/48	2,665	2,721,836
Security	Par (000)	Value
County/City/Special District/School District (continued)
Battery Park City Authority, RB (continued)
Series A, Sustainability Bonds, 5.00%, 11/01/53	$755	$ 764,907
City of New York, GO
Series A, 5.00%, 08/01/51	1,625	1,625,842
Series A-1, 5.00%, 08/01/47	2,960	2,962,063
Series F-1, 4.00%, 03/01/47	2,730	2,349,771
Series G-1, 5.25%, 02/01/50	1,015	1,041,163
County of Nassau New York, GOL
Series A, 4.00%, 04/01/49	3,360	2,890,801
Series A, 4.25%, 04/01/52	5,000	4,435,915
Series A, 5.00%, 04/01/55	4,060	4,116,529
County of Nassau New York, Refunding GOL, Series A, 4.00%, 04/01/49	4,235	3,667,783
New York City Industrial Development Agency, RB(c)
0.00%, 03/01/39	5,000	2,572,782
0.00%, 03/01/43	4,330	1,673,170
New York City Industrial Development Agency, Refunding RB, 4.00%, 03/01/45	4,395	3,901,406
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/43	2,010	2,019,216
Series F-1, Subordinate, 5.00%, 02/01/44	430	437,061
Series F-1, Subordinate, 4.00%, 02/01/51	8,110	6,863,872
New York City Transitional Finance Authority, RB
Series A-1, 05/01/50(d)	2,025	2,133,963
Series B, 4.38%, 05/01/53	2,845	2,569,009
Series H-1, 5.50%, 11/01/51	1,375	1,443,524
Series C-S, Subordinate, 5.00%, 05/01/50	1,335	1,343,040
Series H-1, Subordinate, 5.25%, 11/01/48	3,250	3,359,891
New York Convention Center Development Corp., RB, CAB(c)
Series B, Sub Lien, 0.00%, 11/15/42	2,640	1,014,695
Series B, Sub Lien, 0.00%, 11/15/47	6,740	1,803,255
Series B, Sub Lien, 0.00%, 11/15/48	3,550	903,120
Series B, Sub Lien, 0.00%, 11/15/56	7,275	1,162,584
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	6,110	5,866,301
Series 1, 3.00%, 02/15/42	1,110	845,232
Series A, Sustainability Bonds, 3.00%, 11/15/51	4,805	3,227,815
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Class A, 4.00%, 05/15/57	1,600	1,305,077
Series A, 4.25%, 05/15/58	5,620	4,858,138
Series A-1, 4.13%, 05/15/64	7,760	6,483,341
Yonkers Industrial Development Agency, Refunding RB, (SAW), 4.00%, 05/01/41	1,280	1,205,698
		88,111,364
Education — 12.8%
Albany Capital Resource Corp., Refunding RB(e)(f)
4.00%, 07/01/41	880	454,168
4.00%, 07/01/51	915	472,231
Build NYC Resource Corp., RB(b)
5.00%, 09/01/59	1,530	1,283,271
Sustainability Bonds, 5.75%, 06/01/52	1,000	983,000
Build NYC Resource Corp., Refunding RB
5.00%, 08/01/47	815	723,810
Series A, 5.00%, 06/01/43	525	525,483
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	685	685,424
5.00%, 07/01/52	1,635	1,579,577
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
Dutchess County Local Development Corp., Refunding RB, 4.00%, 07/01/49	$2,035	$ 1,699,274
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 07/01/53	4,190	4,196,607
Monroe County Industrial Development Corp., Refunding RB
Series A, 4.00%, 07/01/39	500	480,811
Series A, 4.00%, 07/01/50	6,970	6,033,038
New York State Dormitory Authority, RB
5.25%, 07/01/55	1,320	1,343,793
Series 1, (AMBAC), 5.50%, 07/01/40	4,580	5,209,247
Series A, 5.00%, 07/01/46	490	467,747
Sustainability Bonds, 5.00%, 07/01/50	1,625	1,626,232
Series A, Sustainability Bonds, 5.00%, 07/01/48	580	581,900
Series A, Sustainability Bonds, 5.25%, 07/01/50	515	526,403
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 07/01/35	1,380	1,379,519
Series A, 4.00%, 07/01/49	435	343,666
Series A, 5.00%, 07/01/50	3,070	2,934,783
Series A, 5.50%, 07/01/54	4,065	4,266,524
Onondaga Civic Development Corp., RB, 5.50%, 12/01/56	1,395	1,459,650
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 12/01/43	3,250	3,297,108
4.00%, 12/01/47	1,650	1,428,700
Schenectady County Capital Resource Corp., Refunding RB, 5.00%, 01/01/47	5,540	5,500,603
Troy Capital Resource Corp., Refunding RB, 5.00%, 09/01/39	550	562,744
		50,045,313
Health — 8.8%
Brookhaven Local Development Corp., Refunding RB, 5.00%, 10/01/50	2,950	2,893,132
Build NYC Resource Corp., RB
Class A, 5.25%, 07/01/37	1,495	1,431,462
Class A, 5.50%, 07/01/47	920	840,443
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	1,810	1,745,211
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	800	695,136
Series A, 5.00%, 12/01/32	830	830,556
Series A, 5.00%, 12/01/37	350	349,847
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/38	1,450	1,341,054
4.00%, 12/01/39	525	476,885
4.00%, 12/01/46	2,870	2,345,656
New York State Dormitory Authority, RB
Series 1, 5.25%, 07/01/54	1,055	1,089,264
Series 1-A, 4.00%, 07/01/51	4,150	3,516,976
Series A, 4.00%, 07/01/50	1,100	913,646
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/45	460	357,647
4.25%, 05/01/52	4,355	3,783,310
5.00%, 05/01/52	5,910	5,787,091
Class A, 5.25%, 05/01/54	1,475	1,488,184
Series 1, 4.00%, 07/01/47	3,250	2,817,446
Security	Par (000)	Value
Health (continued)
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	$625	$ 625,500
Westchester County Local Development Corp., Refunding RB(b)
5.00%, 07/01/41	610	561,972
5.00%, 07/01/56	680	582,132
		34,472,550
Housing — 10.9%
New York City Housing Development Corp, Refunding RB, Series A, Sustainability Bonds, 4.25%, 11/01/43	3,575	3,243,939
New York City Housing Development Corp., RB, M/F Housing
Series A, (FHLMC), 5.20%, 02/01/55	2,290	2,292,051
Series C-1, 5.05%, 11/01/50	810	788,072
Sustainability Bonds, (HUD SECT 8), 4.80%, 02/01/53	3,440	3,245,894
Series A, Sustainability Bonds, 4.75%, 11/01/48	420	396,038
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	3,250	3,020,613
Series A-1, Sustainability Bonds, 4.65%, 11/01/49	790	729,472
Series B-1, Sustainability Bonds, 5.25%, 11/01/55	305	306,743
Series B-1, Class A, Sustainability Bonds, (HUD SECT 8), 4.65%, 11/01/49	1,185	1,093,639
Series C-1, Sustainability Bonds, (HUD SECT 8), 4.50%, 08/01/54	1,345	1,203,044
Series D-1, Sustainability Bonds, (HUD SECT 8), 4.50%, 11/01/54	810	727,343
Series D-2, Sustainability Bonds, (HUD SECT 8), 4.45%, 11/01/49	1,420	1,267,505
Series D-2, Sustainability Bonds, (HUD SECT 8), 4.50%, 11/01/54	1,015	922,137
Series E-1, Sustainability Bonds, 4.85%, 11/01/53	4,310	4,101,455
Series F-1A, Sustainability Bonds, 4.55%, 11/01/54	6,015	5,550,735
Series F-1A, Sustainability Bonds, 5.00%, 11/01/54	1,550	1,532,270
New York State Housing Finance Agency, RB, M/F Housing
Series A, 4.65%, 11/15/38	950	949,626
Series B-1, Sustainability Bonds, (SONYMA), 4.85%, 11/01/48	1,525	1,441,572
Series C-1, Sustainability Bonds, (SONYMA), 4.65%, 11/01/48	625	574,202
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing
Series 250, Sustainability Bonds, (SONYMA), 4.80%, 10/01/48	3,960	3,764,030
Series 255, Sustainability Bonds, (SONYMA), 4.70%, 10/01/43	1,630	1,566,080
Series 261, Sustainability Bonds, (SONYMA), 4.55%, 10/01/49	4,500	4,087,712
		42,804,172
State — 10.1%
Empire State Development Corp., RB
Series A, 4.00%, 03/15/45	6,400	5,673,894
Series A, 5.00%, 03/15/46	4,070	4,130,526
Empire State Development Corp., Refunding RB, 5.00%, 03/15/47	3,300	3,293,676
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/44	5,275	5,288,185

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
State (continued)
New York State Dormitory Authority, RB (continued)
Series A, 5.00%, 03/15/45	$3,300	$ 3,302,669
Series A, 5.00%, 03/15/52	4,625	4,649,398
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/46	1,460	1,464,923
Series A, 4.00%, 03/15/54	4,870	4,176,365
Series D, 5.00%, 02/15/48	1,535	1,531,239
New York State Thruway Authority, RB, Series A, 5.00%, 03/15/49	4,060	4,103,399
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/48	2,045	2,050,894
		39,665,168
Tobacco — 2.2%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	2,190	2,065,446
5.00%, 06/01/48	820	739,772
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	330	289,172
Series A-2B, 5.00%, 06/01/51	1,110	945,817
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 05/15/40	2,250	2,108,431
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	770	741,967
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	2,295	1,828,013
		8,718,618
Transportation — 34.7%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	1,250	1,224,277
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/42	2,950	2,958,755
Series A, 4.00%, 02/15/47	2,760	2,381,515
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Series B-2, Sustainability Bonds, 5.00%, 11/15/48	915	922,027
Metropolitan Transportation Authority, RB
Series A-1, Sustainability Bonds, 4.00%, 11/15/45	1,125	957,435
Series D-2, Sustainability Bonds, 4.00%, 11/15/48	1,950	1,617,666
Series D-3, Sustainability Bonds, 4.00%, 11/15/49	3,320	2,710,838
Metropolitan Transportation Authority, Refunding RB
Series C-1, (BAM-TCRS), 4.75%, 11/15/45	4,580	4,456,478
Series A, Sustainability Bonds, 5.50%, 11/15/47	3,960	4,077,267
Series A-1, Sustainability Bonds, 4.00%, 11/15/54	2,155	1,757,185
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,655	5,410,049
New York City Industrial Development Agency, Refunding RB, Series A, 5.00%, 07/01/28	515	515,155
New York State Thruway Authority, Refunding RB
Series P, 5.00%, 01/01/49	1,015	1,023,705
Series B, Subordinate, 4.00%, 01/01/50	3,240	2,725,496
New York Transportation Development Corp., ARB
6.00%, 06/30/50	810	827,120
AMT, 5.00%, 12/01/34	6,115	6,462,449
AMT, 5.00%, 12/01/35	1,595	1,668,283
AMT, 5.00%, 12/01/39	950	955,425
AMT, 5.00%, 12/01/41	550	543,818
Series A, AMT, 5.00%, 07/01/41	2,035	1,997,526
Series A, AMT, 5.00%, 07/01/46	8,210	7,793,475
Series A, AMT, 5.25%, 01/01/50	6,685	6,393,295
New York Transportation Development Corp., RB
4.00%, 10/31/41	560	486,488
Security	Par (000)	Value
Transportation (continued)
New York Transportation Development Corp., RB (continued)
AMT, 4.00%, 10/31/46	$1,815	$ 1,469,507
AMT, Sustainability Bonds, 5.00%, 06/30/49	1,665	1,571,963
AMT, Sustainability Bonds, 6.00%, 06/30/54	5,035	5,111,923
AMT, Sustainability Bonds, 5.13%, 06/30/60	810	758,421
AMT, Sustainability Bonds, 5.25%, 06/30/60	10,935	10,575,387
AMT, Sustainability Bonds, 5.50%, 06/30/60	4,020	3,891,927
New York Transportation Development Corp., Refunding RB
Series A, AMT, 5.00%, 12/01/37	2,350	2,374,911
Series A, AMT, Sustainability Bonds, 5.50%, 12/31/60	4,090	3,953,128
New York Transportation Development Corp., Refunding RB, CAB, Series B, AMT, 5.00%, 12/31/54(g)	1,980	1,130,184
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	1,325	1,094,319
Port Authority of New York & New Jersey, Refunding ARB
Series 240, 5.00%, 07/15/53	2,035	2,051,588
AMT, 5.00%, 10/15/34	2,040	2,084,017
Series 177, AMT, 4.00%, 01/15/43	735	616,335
Series 206, AMT, 5.00%, 11/15/47	4,065	4,059,091
Series 231, AMT, 5.50%, 08/01/52	1,685	1,717,283
Port Authority of New York & New Jersey, Refunding RB
Series 242, AMT, 5.00%, 12/01/39	790	807,927
Series 242, AMT, 5.00%, 12/01/48	2,030	2,014,407
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/47	4,600	4,636,954
Series A, 5.25%, 12/01/54	5,060	5,177,535
Series A, 5.50%, 11/15/57	2,145	2,212,316
Triborough Bridge & Tunnel Authority, Refunding RB
Series A-1, 5.00%, 05/15/51	1,800	1,801,467
Series C, 5.00%, 05/15/47	4,805	4,831,896
Series C, 4.13%, 05/15/52	4,900	4,216,087
Series C, Sustainability Bonds, 5.25%, 11/15/42	715	756,326
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(c)	9,000	7,067,479
		135,848,105
Utilities — 13.8%
Long Island Power Authority, RB
(BAM-TCRS), 5.00%, 09/01/42	5,700	5,714,430
5.00%, 09/01/47	550	541,840
Series E, Sustainability Bonds, 5.00%, 09/01/53	2,865	2,879,904
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/41	930	931,087
New York City Municipal Water Finance Authority, RB, Series BB, 5.00%, 06/15/52	3,440	3,466,372
New York City Municipal Water Finance Authority, Refunding RB
5.00%, 06/15/50	1,445	1,446,471
Series DD, 4.13%, 06/15/46	2,275	2,049,714
Series DD, 4.13%, 06/15/47	2,145	1,887,528
Series EE, 5.00%, 06/15/45	2,750	2,777,337
New York Power Authority, RB
Series A, 5.00%, 11/15/53	2,030	2,049,555
Series A, Sustainability Bonds, 5.00%, 11/15/48	2,565	2,603,512
Series A, Sustainability Bonds, 5.13%, 11/15/58	6,430	6,536,816
New York Power Authority, Refunding RB
Series A, Sustainability Bonds, 4.00%, 11/15/50	7,125	6,079,785
Series A, Sustainability Bonds, 4.00%, 11/15/55	6,515	5,464,997
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities (continued)
New York Power Authority, Refunding RB (continued)
Series A, Sustainability Bonds, 4.00%, 11/15/60	$560	$ 469,234
New York State Environmental Facilities Corp., RB, Series A, Sustainability Bonds, 5.00%, 09/15/54	3,960	4,043,398
New York State Environmental Facilities Corp., Refunding RB, 5.00%, 06/15/51	3,180	3,210,661
Rockland County Solid Waste Management Authority, RB, Series A, AMT, Sustainability Bonds, 4.00%, 12/15/46	1,125	919,801
Utility Debt Securitization Authority, Refunding RB, Series 2, Sustainability Bonds, 5.00%, 06/15/53	810	822,975
		53,895,417
Total Municipal Bonds in New York		483,852,246
Puerto Rico — 3.3%
State — 3.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	711	635,483
Series A-1, Restructured, 5.00%, 07/01/58	1,009	918,603
Series A-2, Restructured, 4.78%, 07/01/58	123	108,894
Series A-2, Restructured, 4.33%, 07/01/40	328	303,696
Series B-1, Restructured, 4.75%, 07/01/53	551	484,398
Series B-1, Restructured, 5.00%, 07/01/58	8,579	7,810,398
Series B-2, Restructured, 4.78%, 07/01/58	722	633,985
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	6,509	2,009,047
Total Municipal Bonds in Puerto Rico		12,904,504
South Carolina — 1.0%
Corporate — 1.0%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	3,800	4,030,276
Total Municipal Bonds — 135.8% (Cost: $548,638,898)		531,915,132
Municipal Bonds Transferred to Tender Option Bond Trusts(h)
New York — 26.0%
County/City/Special District/School District — 6.1%
City of New York, GO
Series B, 5.25%, 10/01/47	5,395	5,517,519
Series E1, 5.25%, 04/01/44	10,000	10,369,505
County of Nassau New York, GOL, Series A, 5.00%, 04/01/49(i)	4,058	4,127,834
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Class A, 5.25%, 05/15/52(i)	4,080	4,127,672
		24,142,530
State — 4.3%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/44	10,000	10,024,995
New York State Dormitory Authority, Refunding RB, Series B, 5.00%, 03/15/54(i)	5,038	5,057,683
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/46(i)	1,770	1,777,605
		16,860,283
Security	Par (000)	Value
Transportation — 7.5%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	$5,500	$ 5,516,323
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Series B-2, 5.00%, 11/15/47(i)	8,414	8,503,711
Port Authority of New York & New Jersey, Refunding ARB, 5.50%, 08/01/52(i)	5,440	5,533,460
Triborough Bridge & Tunnel Authority, Refunding RB
Series C, 4.13%, 05/15/52	5,000	4,302,129
Series C, 5.25%, 05/15/52(i)	5,360	5,467,732
		29,323,355
Utilities — 8.1%
New York City Municipal Water Finance Authority, RB
Series BB, 5.25%, 06/15/55	11,325	11,655,005
Sub Series CC-1, 5.25%, 06/15/54	5,520	5,659,707
New York City Municipal Water Finance Authority, Refunding RB, Series AA-3, 5.25%, 06/15/48(i)	6,976	7,159,141
Utility Debt Securitization Authority, Refunding RB, 2nd Series, 5.00%, 12/15/50(i)	7,040	7,169,876
		31,643,729
Total Municipal Bonds in New York		101,969,897
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.0% (Cost: $103,599,844)		101,969,897
Total Long-Term Investments — 161.8% (Cost: $652,238,742)		633,885,029

	Shares
Short-Term Securities
	Money Market Funds — 5.8%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(j)(k)	22,686,549	22,688,818
	Total Short-Term Securities — 5.8% (Cost: $22,688,818)	22,688,818
	Total Investments — 167.6% (Cost: $674,927,560)	656,573,847
	Other Assets Less Liabilities — 1.4%	5,382,088
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.7)%	(69,283,291)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.3)%	(200,823,208)
	Net Assets Applicable to Common Shares — 100.0%	$ 391,849,436

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	When-issued security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield New York Quality Fund, Inc. (MYN)

(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2030 to April 1, 2033, is $37,254,345.
See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 7,588,938	$ 15,099,880 (a)	$ —	$ —	$ —	$ 22,688,818	22,686,549	$ 245,245	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	137	09/19/25	$ 15,218	$ (220,969)
U.S. Long Bond	134	09/19/25	15,297	(471,436)
5-Year U.S. Treasury Note	83	09/30/25	8,980	(51,223)
				$ (743,628)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 743,628	$ —	$ 743,628

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield New York Quality Fund, Inc. (MYN)

For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (2,132,009)	$ —	$ (2,132,009)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 389,074	$ —	$ 389,074
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$31,058,512
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 531,915,132	$ —	$ 531,915,132
Municipal Bonds Transferred to Tender Option Bond Trusts	—	101,969,897	—	101,969,897
Short-Term Securities
Money Market Funds	22,688,818	—	—	22,688,818
	$22,688,818	$633,885,029	$—	$656,573,847
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (743,628)	$ —	$ —	$ (743,628)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(69,061,407)	$—	$(69,061,407)
VRDP Shares at Liquidation Value	—	(201,000,000)	—	(201,000,000)
	$—	$(270,061,407)	$—	$(270,061,407)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 0.2%
Corporate — 0.2%
Black Belt Energy Gas District, RB, Series A, 5.25%, 05/01/56(a)	$255	$ 259,543
California — 0.5%
Transportation — 0.5%
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	770	685,300
Pennsylvania — 140.1%
Corporate — 2.3%
Montgomery County Industrial Development Authority, Refunding RB, Series A, 4.10%, 04/01/53(a)	855	870,347
Pennsylvania Economic Development Financing Authority, RB, Series B-2, AMT, 3.85%, 04/01/49(a)	1,625	1,623,954
Pennsylvania Economic Development Financing Authority, Refunding RB
Series B, 5.25%, 12/01/38(a)	325	327,093
Series C, 5.25%, 12/01/37(a)	570	573,672
AMT, 5.50%, 11/01/44	135	134,141
		3,529,207
County/City/Special District/School District — 23.8%
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/32	1,260	1,263,481
5.00%, 05/01/42	1,455	1,419,829
Altoona Area School District, GOL, Series A, (SAW), 5.00%, 12/01/36	1,180	1,185,268
Bethlehem Area School District, GOL
Series A, (BAM SAW), 5.00%, 08/01/34	1,610	1,610,000
Series A, (BAM SAW), 5.00%, 08/01/35	1,210	1,210,000
Borough of West Chester Pennsylvania, Refunding GO, 3.50%, 11/15/35	1,095	1,011,820
Bristol Township School District, GOL, (BAM SAW), 5.00%, 06/01/42	1,685	1,684,634
Chester County Industrial Development Authority, SAB(b)
4.25%, 03/01/35	655	613,813
4.75%, 03/01/50	1,500	1,299,467
City of Philadelphia Pennsylvania, GO, Series A, 5.25%, 08/01/45	575	594,883
City of Pittsburgh Pennsylvania, GO, 5.00%, 09/01/43	100	101,404
Coatesville School District, GOL, CAB(c)
Series A, (BAM SAW), 0.00%, 10/01/34	160	104,770
Series A, (BAM SAW), 0.00%, 10/01/35	1,435	886,294
Series A, (BAM SAW), 0.00%, 10/01/37	1,395	748,895
Coatesville School District, Refunding GOL, CAB(c)
Series B, (BAM SAW), 0.00%, 10/01/33	275	191,979
Series B, (BAM SAW), 0.00%, 10/01/34	550	360,145
Series C, (BAM SAW), 0.00%, 10/01/33	360	249,532
County of Allegheny Pennsylvania, GO, Series C-78, 4.00%, 11/01/45	3,440	3,036,605
Cumberland Valley School District, GOL, Series A, (BAM SAW), 5.00%, 12/01/53	1,300	1,302,161
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 06/30/32	925	986,111
AMT, 5.50%, 06/30/43	2,500	2,551,147
AMT, 6.00%, 06/30/61	1,305	1,331,498
Security	Par (000)	Value
County/City/Special District/School District (continued)
School District of Philadelphia, GOL
Series A, (SAW), 5.00%, 09/01/44	$1,000	$ 993,265
Series A, (SAW), 5.50%, 09/01/48	2,500	2,585,067
Series D, (SAW), 3.00%, 09/01/44	2,345	1,753,743
Shaler Area School District, GO, (XLCA SAW), 0.00%, 09/01/30(c)	6,145	5,136,384
State Public School Building Authority, RB, (SAW), 0.00%, 12/15/25(c)	1,770	1,752,404
		35,964,599
Education — 21.0%
Berks County Municipal Authority, Refunding RB
5.00%, 10/01/39	430	394,265
5.00%, 10/01/49	430	362,134
Chester County Industrial Development Authority, RB, Sustainability Bonds, 4.00%, 12/01/51	3,600	3,040,861
Delaware County Authority, RB, 5.00%, 08/01/25(d)	3,505	3,505,000
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 11/01/54	1,330	1,267,425
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,160	1,100,687
Pennsylvania Economic Development Financing Authority, RB, 5.00%, 08/01/49	400	404,810
Pennsylvania Higher Education Assistance Agency, RB
Series 1C, AMT, 5.50%, 06/01/52	735	714,919
Sub-Series 1C, AMT, 5.00%, 06/01/51	3,130	2,831,982
Series B, AMT, Subordinate, 3.13%, 06/01/48	350	230,784
Series B, AMT, Subordinate, 5.00%, 06/01/50	520	473,210
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/41	500	493,391
Series A, 5.00%, 11/01/31	845	895,073
Series A, 4.00%, 05/01/50	4,645	3,859,679
Pennsylvania State University, RB, 5.25%, 09/01/54	1,285	1,324,856
Pennsylvania State University, Refunding RB, Series A, 5.50%, 09/01/55	1,600	1,701,796
Philadelphia Authority for Industrial Development, RB
4.00%, 06/15/29	180	179,215
5.00%, 06/15/39	335	321,796
4.00%, 12/01/48	3,300	2,851,162
5.00%, 06/15/49	935	811,152
5.00%, 06/15/50	575	496,022
5.25%, 11/01/52	1,355	1,347,795
Philadelphia Authority for Industrial Development, Refunding RB
5.00%, 06/15/40(b)	300	288,253
Series A, 5.25%, 06/15/52	375	342,592
Swarthmore Borough Authority, Refunding RB, 5.00%, 09/15/48	2,395	2,407,099
		31,645,958
Health — 31.9%
Allegheny County Hospital Development Authority, RB
Series B, (NPFGC), 6.00%, 07/01/26	2,000	2,056,405
Series D2, 2.99%, 11/15/47(a)	1,040	1,025,528
Allegheny County Hospital Development Authority, Refunding RB, Series A, 4.00%, 04/01/37	1,700	1,616,758
Chester County Health and Education Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/52	1,000	983,601
Cumberland County Municipal Authority, Refunding RB
4.00%, 01/01/36	395	372,888
4.13%, 01/01/38	160	146,468
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Health (continued)
Cumberland County Municipal Authority, Refunding RB (continued)
5.00%, 01/01/38	$875	$ 853,620
DuBois Hospital Authority, Refunding RB, (BAM-TCRS), 4.00%, 07/15/48	2,060	1,740,881
Geisinger Authority, Refunding RB, Series A-1, 5.00%, 02/15/45	4,395	4,320,023
Lancaster Industrial Development Authority, RB
4.00%, 12/01/44	565	466,221
5.00%, 12/01/49	420	381,495
Lancaster Municipal Authority, Refunding RB
Series A, 5.00%, 05/01/44	510	505,466
Series A, 5.00%, 05/01/49	385	361,347
Series A, 5.00%, 12/01/55	550	497,215
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	665	541,980
Class B, 5.00%, 05/01/57	2,000	1,915,936
Series B, (BAM-TCRS), 4.00%, 05/01/52	1,530	1,231,852
Montgomery County Industrial Development Authority, RB, Series C, 4.00%, 11/15/43	200	168,189
Montgomery County Industrial Development Authority, Refunding RB
5.25%, 01/01/40	220	208,510
5.00%, 12/01/46	400	361,726
Northampton County General Purpose Authority, Refunding RB
Series A1, 4.00%, 08/15/43	2,085	1,839,745
Series A1, 5.25%, 08/15/53	2,085	2,085,342
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 05/15/31	3,920	4,264,822
Series A-2, 4.00%, 05/15/53	1,020	837,009
Series B, 4.00%, 03/15/40	8,000	7,322,860
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 02/15/52	640	529,096
Series B, 5.00%, 03/15/50	2,705	2,695,284
Pennsylvania Higher Educational Facilities Authority, RB, 3.00%, 08/15/47	1,600	1,174,114
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/49	2,380	1,997,417
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 01/01/27(d)	3,000	3,105,114
St. Mary Hospital Authority, Refunding RB, 5.00%, 12/01/48	1,255	1,221,431
Wayne County Hospital & Health Facilities Authority, RB, Series A, (GTD), 4.00%, 07/01/46	1,595	1,324,310
		48,152,653
Housing — 11.6%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 149A, 5.20%, 04/01/53	1,085	1,084,280
Series 137, Sustainability Bonds, 2.60%, 04/01/46	2,230	1,473,311
Series 145A, Sustainability Bonds, 4.60%, 10/01/44	2,120	2,045,124
Series 145A, Sustainability Bonds, 6.00%, 10/01/54	2,105	2,283,747
Series 146A, Sustainability Bonds, 4.13%, 10/01/39	1,000	957,819
Series 146A, Sustainability Bonds, 4.50%, 10/01/44	1,000	942,194
Series 148A, Sustainability Bonds, 4.80%, 10/01/55	2,320	2,181,200
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 142-A, Sustainability Bonds, 5.00%, 10/01/43	1,000	1,002,031
Security	Par (000)	Value
Housing (continued)
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing (continued)
Series 2022, Sustainability Bonds, 4.15%, 10/01/42	$2,100	$ 1,919,679
Philadelphia Authority for Industrial Development, RB, M/F Housing(e)(f)
Series A, 3.50%, 12/01/36	810	631,800
Series A, 4.00%, 12/01/46	2,970	2,316,600
Series A, 4.00%, 12/01/51	805	627,900
		17,465,685
State — 6.1%
Commonwealth of Pennsylvania, GO, 1st Series, Class B, 4.00%, 08/15/43	1,855	1,705,084
Pennsylvania Economic Development Financing Authority, RB
5.00%, 12/31/38	2,270	2,270,841
5.00%, 06/30/42	2,000	1,953,744
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series A, 4.00%, 12/01/51	3,920	3,301,985
		9,231,654
Tobacco — 6.4%
Commonwealth Financing Authority, RB
5.00%, 06/01/34	4,175	4,295,075
5.00%, 06/01/35	1,295	1,325,017
4.00%, 06/01/39	4,300	3,996,155
		9,616,247
Transportation — 27.7%
Allegheny County Airport Authority, ARB
Series A, AMT, 5.25%, 01/01/39	880	919,899
Series A, AMT, 5.50%, 01/01/53	500	505,552
Series A, AMT, 5.00%, 01/01/56	920	867,674
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, 4.00%, 07/01/46	4,525	3,861,095
Delaware River Joint Toll Bridge Commission, RB
5.00%, 07/01/42	610	614,127
5.00%, 07/01/47	1,500	1,490,018
Delaware River Port Authority, RB, 5.00%, 01/01/37	2,285	2,284,874
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.25%, 06/30/53	3,695	3,471,876
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.00%, 06/01/42	385	385,761
Sub-Series B-1, 5.25%, 06/01/47	1,000	1,002,354
1st Series, Subordinate, 5.00%, 12/01/40	2,035	2,126,564
Series A, Subordinate, 3.00%, 12/01/42	1,400	1,105,942
Series A, Subordinate, 4.00%, 12/01/46	1,000	870,561
Series A, Subordinate, 4.00%, 12/01/49	2,000	1,671,829
Series A, Subordinate, 4.00%, 12/01/50	2,500	2,091,670
Series A, Subordinate, (BAM-TCRS), 4.00%, 12/01/50	1,385	1,160,152
Pennsylvania Turnpike Commission, RB, CAB(c)
Sub-Series A-3, 0.00%, 12/01/40	1,975	901,963
Sub-Series A-3, 0.00%, 12/01/42	4,760	1,913,066
Pennsylvania Turnpike Commission, Refunding RB
1st Series, 5.00%, 12/01/43	860	885,055
Series B, 5.25%, 12/01/52	775	789,515
Series 2017-3, Subordinate, 5.00%, 12/01/40	2,345	2,360,462
Southeastern Pennsylvania Transportation Authority, RB
06/01/47(g)	8,000	8,158,335
5.25%, 06/01/52	2,305	2,336,553
		41,774,897

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities — 9.3%
Allegheny County Sanitary Authority, Refunding RB
4.00%, 12/01/49	$485	$ 418,861
5.25%, 12/01/55	645	661,048
Bucks County Water and Sewer Authority, RB, Series A, 5.25%, 12/01/47	670	691,221
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series A, 5.00%, 10/01/43	1,040	1,044,761
Series C, 5.25%, 09/01/49	1,500	1,535,858
Series C, 5.50%, 06/01/52	1,900	1,943,184
Series C, 5.25%, 09/01/54	500	509,252
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, 4.50%, 09/01/48	1,240	1,170,192
New Kensington Municipal Sanitary Authority, RB, 3.25%, 12/01/47	1,195	857,858
Philadelphia Gas Works Co., Refunding RB, Series A, 5.25%, 08/01/54	2,670	2,713,498
Pittsburgh Water & Sewer Authority, RB, Series A, 1st Lien, 5.00%, 09/01/55	970	971,091
Westmoreland County Municipal Authority, RB, 5.00%, 08/15/49	1,000	1,002,037
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	580	557,012
		14,075,873
Total Municipal Bonds in Pennsylvania		211,456,773
Puerto Rico — 2.9%
State — 2.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	261	233,279
Series A-1, Restructured, 5.00%, 07/01/58	31	28,223
Series A-2, Restructured, 4.78%, 07/01/58	46	40,725
Series A-2, Restructured, 4.33%, 07/01/40	125	115,738
Series B-1, Restructured, 4.75%, 07/01/53	208	182,858
Series B-1, Restructured, 5.00%, 07/01/58	3,258	2,966,112
Series B-2, Restructured, 4.78%, 07/01/58	274	240,598
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	2,091	645,401
Total Municipal Bonds in Puerto Rico		4,452,934
Wisconsin — 1.2%
Transportation — 1.2%
Public Finance Authority, RB
Series A, AMT, Senior Lien, 5.50%, 07/01/44	850	852,304
Series A, AMT, Senior Lien, 5.75%, 07/01/49	1,000	994,929
Total Municipal Bonds in Wisconsin		1,847,233
Total Municipal Bonds — 144.9% (Cost: $229,703,625)		218,701,783
Municipal Bonds Transferred to Tender Option Bond Trusts(h)
Pennsylvania — 18.6%
Education — 6.3%
Pennsylvania Higher Educational Facilities Authority, RB, Series AR, 4.00%, 06/15/38	10,160	9,552,614
Health — 2.7%
Pennsylvania Higher Educational Facilities Authority, Refunding RB, 5.25%, 08/15/50(i)	4,000	4,109,984
Security	Par (000)	Value
Housing — 4.7%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 143A, Sustainability Bonds, 5.38%, 10/01/46	$3,209	$ 3,258,753
Series 147 A, Sustainability Bonds, 4.70%, 10/01/49(i)	1,410	1,329,985
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Sustainability Bonds, Series 142-A, 5.00%, 10/01/50	2,538	2,492,229
		7,080,967
Utilities — 4.9%
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, 5.50%, 09/01/53	2,481	2,568,913
Philadelphia Gas Works Co., Refunding RB, Series A, 5.25%, 08/01/54(i)	4,648	4,723,558
		7,292,471
Total Municipal Bonds in Pennsylvania		28,036,036
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.6% (Cost: $29,072,081)		28,036,036
Total Long-Term Investments — 163.5% (Cost: $258,775,706)		246,737,819

	Shares
Short-Term Securities
	Money Market Funds — 2.3%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(j)(k)	3,568,432	3,568,789
	Total Short-Term Securities — 2.3% (Cost: $3,568,780)	3,568,789
	Total Investments — 165.8% (Cost: $262,344,486)	250,306,608
	Other Assets Less Liabilities — 1.4%	2,018,676
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.6)%	(18,979,375)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (54.6)%	(82,411,510)
	Net Assets Applicable to Common Shares — 100.0%	$ 150,934,399

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	When-issued security.
(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on August 1, 2032 to October 1, 2042, is $7,070,205. See
Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 5,575,065	$ —	$ (2,006,276)(a)	$ —	$ —	$ 3,568,789	3,568,432	$ 90,104	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 218,701,783	$ —	$ 218,701,783
Municipal Bonds Transferred to Tender Option Bond Trusts	—	28,036,036	—	28,036,036
Short-Term Securities
Money Market Funds	3,568,789	—	—	3,568,789
	$3,568,789	$246,737,819	$—	$250,306,608
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(18,861,288)	$—	$(18,861,288)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)
	$—	$(101,461,288)	$—	$(101,461,288)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 3.4%
Corporate — 3.4%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 05/01/55	$1,780	$ 1,899,502
Series D, 5.00%, 03/01/55	825	866,827
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	645	644,087
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	3,270	3,318,400
Series B, 5.25%, 03/01/55	1,850	1,943,624
Total Municipal Bonds in Alabama		8,672,440
California(a) — 0.9%
Corporate — 0.4%
California Community Choice Financing Authority, RB, Series B, Sustainability Bonds, 5.00%, 01/01/55	1,110	1,155,542
Transportation — 0.5%
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(b)	1,355	1,205,950
Total Municipal Bonds in California		2,361,492
Georgia — 1.0%
Corporate — 1.0%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	2,620	2,581,539
Guam — 0.2%
Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/41	460	467,190
Kentucky — 1.8%
Corporate — 1.8%
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	4,230	4,473,901
New York — 126.1%
Corporate — 7.7%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	405	404,907
New York Energy Finance Development Corp., RB, 5.00%, 07/01/56	7,840	8,175,497
New York Liberty Development Corp., RB, 5.50%, 10/01/37	655	740,896
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	2,155	2,415,945
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	1,040	1,037,418
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	1,670	1,712,641
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	930	942,833
AMT, 5.00%, 10/01/40	4,170	4,067,175
		19,497,312
County/City/Special District/School District — 21.0%
Battery Park City Authority, RB
Series A, Sustainability Bonds, 5.00%, 11/01/41	525	558,533
Series A, Sustainability Bonds, 5.00%, 11/01/42	1,015	1,070,410
Series A, Sustainability Bonds, 5.00%, 11/01/43	1,235	1,292,441
Security	Par (000)	Value
County/City/Special District/School District (continued)
Battery Park City Authority, RB (continued)
Series A, Sustainability Bonds, 5.00%, 11/01/48	$1,710	$ 1,746,469
Series A, Sustainability Bonds, 5.00%, 11/01/53	490	496,430
City of New York, GO
Series A-1, 5.00%, 08/01/47	1,895	1,896,321
Series D, 5.38%, 06/01/32	25	25,033
Series F-1, 5.00%, 03/01/44	2,000	2,022,471
Series G-1, 5.25%, 02/01/50	655	671,883
County of Nassau New York, GOL
Series A, 4.00%, 04/01/49	2,170	1,866,976
Series A, 5.00%, 04/01/55	2,625	2,661,549
County of Nassau New York, Refunding GOL, Series B, 5.00%, 04/01/49	3,570	3,590,195
New York City Industrial Development Agency, RB(c)
0.00%, 03/01/35	500	335,529
0.00%, 03/01/39	1,000	514,556
0.00%, 03/01/42	3,710	1,539,505
0.00%, 03/01/45	2,000	669,995
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/43	1,290	1,295,915
Series A-1, Subordinate, 5.00%, 08/01/41	1,000	1,031,691
Series A-1, Subordinate, 4.00%, 08/01/48	2,000	1,704,134
Series F-1, Subordinate, 4.00%, 02/01/51	5,305	4,489,869
New York City Transitional Finance Authority, RB
Series A-1, 05/01/50(d)	1,315	1,385,758
Series B, 4.38%, 05/01/53	1,835	1,656,988
Series H-1, 5.50%, 11/01/51	930	976,347
Series C-S, Subordinate, 5.00%, 05/01/50	855	860,150
Series H-1, Subordinate, 5.25%, 11/01/48	2,095	2,165,837
New York Convention Center Development Corp., RB, CAB, Series B, Sub Lien, 0.00%, 11/15/55(c)	4,000	677,796
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	2,730	2,621,113
Class 2, 5.38%, 11/15/40(b)	680	670,819
Series 1, 3.00%, 02/15/42	1,015	772,892
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.25%, 05/15/58	2,365	2,044,394
Series A, 4.50%, 05/15/63	5,000	4,479,780
Series A-1, 4.13%, 05/15/64	6,310	5,271,892
		53,063,671
Education — 13.5%
Albany Capital Resource Corp., Refunding RB(e)(f)
4.00%, 07/01/41	595	307,079
4.00%, 07/01/51	615	317,401
Amherst Development Corp., Refunding RB
5.00%, 10/01/43	535	484,540
5.00%, 10/01/48	410	358,249
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	345	352,253
Build NYC Resource Corp., RB(b)
5.00%, 09/01/59	1,020	855,514
Series A, 5.13%, 05/01/38	660	656,582
Series A, 5.50%, 05/01/48	270	256,038
Build NYC Resource Corp., Refunding RB
5.00%, 08/01/47	525	466,258
Series A, 5.00%, 06/01/38	750	750,689
County of Cattaraugus New York, RB
5.00%, 05/01/34	170	170,146
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
County of Cattaraugus New York, RB (continued)
5.00%, 05/01/39	$125	$ 122,178
Dobbs Ferry Local Development Corp., RB
5.00%, 07/01/39	1,000	1,000,331
5.00%, 07/01/44	500	482,202
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	455	455,282
4.00%, 07/01/49	3,000	2,440,113
Dutchess County Local Development Corp., Refunding RB, 4.00%, 07/01/49	1,310	1,093,882
Hempstead Town Local Development Corp., Refunding RB, 5.00%, 10/01/35	935	935,584
New York State Dormitory Authority, RB
5.25%, 07/01/55	850	865,321
Series 1, (AMBAC), 5.50%, 07/01/40	1,440	1,637,842
Sustainability Bonds, 5.00%, 07/01/50	1,050	1,050,796
Series A, Sustainability Bonds, 5.00%, 07/01/48	385	386,262
Series A, Sustainability Bonds, 5.25%, 07/01/50	335	342,418
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 07/01/35	3,445	3,443,798
Series A, 4.00%, 07/01/47	1,285	1,044,192
Series A, 4.00%, 07/01/49	285	225,160
Series A, 5.00%, 07/01/50	1,985	1,897,571
Series A, 5.50%, 07/01/54	2,625	2,755,136
Onondaga Civic Development Corp., RB, 5.50%, 12/01/56	900	941,710
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 05/01/40	1,065	1,058,851
5.00%, 12/01/43	2,095	2,125,367
4.00%, 12/01/47	1,000	865,879
Schenectady County Capital Resource Corp., Refunding RB, 5.00%, 01/01/47	3,995	3,966,590
		34,111,214
Health — 8.8%
Brookhaven Local Development Corp., Refunding RB, 5.00%, 10/01/50	1,900	1,863,374
Build NYC Resource Corp., RB
Class A, 5.25%, 07/01/37	1,010	967,075
Class A, 5.50%, 07/01/47	620	566,386
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	680	655,659
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	600	521,352
Series A, 5.00%, 12/01/32	420	420,281
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/36	2,800	2,680,880
4.00%, 12/01/46	2,150	1,757,198
New York State Dormitory Authority, RB
Series 1, 5.25%, 07/01/54	680	702,085
Series A, 4.00%, 07/01/50	710	589,717
New York State Dormitory Authority, Refunding RB
4.25%, 05/01/52	3,000	2,606,184
5.00%, 05/01/52	2,210	2,164,039
Class A, 5.25%, 05/01/54	2,525	2,547,570
Series 1, 4.00%, 07/01/47	2,090	1,811,835
Oneida County Local Development Corp., RB, Class A, 4.00%, 12/01/46	1,100	954,616
Security	Par (000)	Value
Health (continued)
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	$530	$ 530,424
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	110	105,936
Westchester County Local Development Corp., Refunding RB(b)
5.00%, 07/01/41	410	377,719
5.00%, 07/01/56	465	398,075
		22,220,405
Housing — 12.3%
New York City Housing Development Corp, Refunding RB, Series A, Sustainability Bonds, 4.25%, 11/01/43	4,385	3,978,929
New York City Housing Development Corp., RB, M/F Housing
Series A, (FHLMC), 5.20%, 02/01/55	1,480	1,481,325
Series C-1, 5.05%, 11/01/50	525	510,787
Sustainability Bonds, (HUD SECT 8), 4.80%, 02/01/53	4,115	3,882,806
Series A, Sustainability Bonds, 4.75%, 11/01/48	280	264,025
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	2,100	1,951,781
Series A-1, Sustainability Bonds, 4.65%, 11/01/49	525	484,776
Series B-1, Sustainability Bonds, 5.25%, 11/01/55	195	196,114
Series B-1, Class A, Sustainability Bonds, (HUD SECT 8), 4.65%, 11/01/49	790	729,093
Series C-1, Sustainability Bonds, (HUD SECT 8), 4.50%, 08/01/54	895	800,539
Series D-1, Sustainability Bonds, (HUD SECT 8), 4.50%, 11/01/54	525	471,426
Series D-2, Sustainability Bonds, (HUD SECT 8), 4.45%, 11/01/49	920	821,200
Series D-2, Sustainability Bonds, (HUD SECT 8), 4.50%, 11/01/54	660	599,616
Series E-1, Sustainability Bonds, 4.85%, 11/01/53	2,835	2,697,825
Series F-1A, Sustainability Bonds, 4.55%, 11/01/54	4,000	3,691,262
Series F-1A, Sustainability Bonds, 5.00%, 11/01/54	1,005	993,504
New York State Housing Finance Agency, RB, M/F Housing
Series B-1, Sustainability Bonds, (SONYMA), 4.85%, 11/01/48	1,015	959,473
Series C-1, Sustainability Bonds, (SONYMA), 4.65%, 11/01/48	405	372,083
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing
Series 250, Sustainability Bonds, (SONYMA), 4.80%, 10/01/48	2,630	2,499,848
Series 255, Sustainability Bonds, (SONYMA), 4.70%, 10/01/43	1,070	1,028,041
Series 261, Sustainability Bonds, (SONYMA), 4.55%, 10/01/49	2,945	2,675,180
		31,089,633
State — 6.0%
Empire State Development Corp., RB
Series A, 5.00%, 03/15/46	2,610	2,648,814
Series A, 4.00%, 03/15/49	2,720	2,321,585
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/45	1,290	1,168,029
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/52	2,995	3,010,800

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
State (continued)
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/46	$935	$ 938,153
Series A, 4.00%, 03/15/47	1,170	1,035,080
New York State Thruway Authority, RB, Series A, 5.00%, 03/15/49	2,620	2,648,006
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/48	1,320	1,323,804
		15,094,271
Tobacco — 3.8%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	400	377,250
5.00%, 06/01/48	550	496,189
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	1,277	1,259,419
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/51	2,340	1,993,884
Series C, 4.00%, 06/01/51	2,250	1,687,927
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 05/15/40	630	590,360
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	1,410	1,358,667
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	890	708,903
Sub-Series C, 5.13%, 06/01/51	1,225	1,051,343
		9,523,942
Transportation — 33.2%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	915	917,716
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Series B-2, Sustainability Bonds, 5.00%, 11/15/48	1,550	1,561,903
Metropolitan Transportation Authority, RB
Series A-1, Sustainability Bonds, 4.00%, 11/15/46	2,000	1,691,336
Series D-2, Sustainability Bonds, 4.00%, 11/15/48	1,255	1,041,113
Series D-3, Sustainability Bonds, 4.00%, 11/15/49	2,150	1,755,513
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/37	1,000	1,002,864
Series A, Sustainability Bonds, 5.50%, 11/15/47	2,630	2,707,882
Series A-1, Sustainability Bonds, 4.00%, 11/15/54	1,395	1,137,482
Series A-1, Sustainability Bonds, 5.25%, 11/15/57	1,000	962,577
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,160	4,936,490
New York City Industrial Development Agency, Refunding RB, Series A, 5.00%, 07/01/28	625	625,188
New York State Thruway Authority, Refunding RB
Series P, 5.00%, 01/01/49	655	660,618
Series B, Subordinate, 4.00%, 01/01/50	3,720	3,129,274
New York Transportation Development Corp., ARB
6.00%, 06/30/50	525	536,096
AMT, 5.00%, 12/01/34	1,300	1,373,865
AMT, 5.00%, 12/01/35	5,000	5,229,728
AMT, 5.00%, 12/01/36	1,995	2,062,051
AMT, 5.00%, 12/01/40	1,040	1,040,426
Series A, AMT, 4.00%, 07/01/41	1,100	979,990
Series A, AMT, 5.00%, 07/01/41	3,310	3,249,046
Series A, AMT, 5.00%, 07/01/46	1,540	1,461,870
Series A, AMT, 5.25%, 01/01/50	8,440	8,071,715
Security	Par (000)	Value
Transportation (continued)
New York Transportation Development Corp., RB
4.00%, 10/31/41	$360	$ 312,742
AMT, 4.00%, 10/31/46	2,000	1,619,291
AMT, Sustainability Bonds, 5.00%, 06/30/49	1,115	1,052,696
AMT, Sustainability Bonds, 6.00%, 06/30/54	3,290	3,340,264
AMT, Sustainability Bonds, 5.13%, 06/30/60	525	491,569
AMT, Sustainability Bonds, 5.25%, 06/30/60	3,945	3,815,263
AMT, Sustainability Bonds, 5.50%, 06/30/60	3,580	3,465,945
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, 5.50%, 12/31/60	845	816,722
New York Transportation Development Corp., Refunding RB, CAB, Series B, AMT, 5.00%, 12/31/54(g)	1,315	750,602
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/45	1,105	936,149
Port Authority of New York & New Jersey, Refunding ARB
Series 240, 5.00%, 07/15/53	1,305	1,315,638
AMT, 5.00%, 10/15/34	1,300	1,328,050
Series 177, AMT, 4.00%, 01/15/43	1,120	939,177
Series 206, AMT, 5.00%, 11/15/47	2,625	2,621,184
Port Authority of New York & New Jersey, Refunding RB
Series 242, AMT, 5.00%, 12/01/39	530	542,027
Series 242, AMT, 5.00%, 12/01/48	1,310	1,299,937
Series 242, AMT, 5.00%, 12/01/53	2,795	2,782,677
Triborough Bridge & Tunnel Authority, RB
Series A, 5.25%, 12/01/54	3,270	3,345,956
Series A, 4.00%, 11/15/56	1,555	1,262,864
Series A, 5.50%, 11/15/57	4,430	4,569,027
Triborough Bridge & Tunnel Authority, Refunding RB
Series B, 5.00%, 11/15/37	725	748,961
Series C, Sustainability Bonds, 5.25%, 11/15/42	470	497,165
		83,988,649
Utilities — 19.8%
Long Island Power Authority, RB
0.00%, 06/01/28(c)	3,515	3,254,831
(BAM-TCRS), 5.00%, 09/01/42	3,655	3,664,253
5.00%, 09/01/47	555	546,765
Series C, 5.25%, 09/01/29	4,000	4,367,546
Series E, Sustainability Bonds, 5.00%, 09/01/53	1,835	1,844,546
New York City Municipal Water Finance Authority, RB
Series BB, 5.00%, 06/15/52	2,220	2,237,019
Series CC-1, 4.00%, 06/15/52	4,000	3,349,676
Series FF-1, Subordinate, 4.00%, 06/15/49	9,535	8,046,606
New York City Municipal Water Finance Authority, Refunding RB
5.00%, 06/15/50	930	930,947
Series DD, 4.13%, 06/15/46	535	482,021
Series DD, 4.13%, 06/15/47	3,395	2,987,486
New York Power Authority, RB
Series A, 5.00%, 11/15/53	1,310	1,322,619
Series A, Sustainability Bonds, 5.00%, 11/15/48	4,180	4,242,760
New York Power Authority, Refunding RB
Series A, Sustainability Bonds, 4.00%, 11/15/55	7,610	6,383,519
Series A, Sustainability Bonds, 4.00%, 11/15/60	580	485,992
New York State Environmental Facilities Corp., RB, Series A, Sustainability Bonds, 5.00%, 09/15/54	2,630	2,685,388
New York State Environmental Facilities Corp., Refunding RB, 5.00%, 06/15/51	2,035	2,054,621
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities (continued)
Rockland County Solid Waste Management Authority, RB, Series A, AMT, Sustainability Bonds, 4.00%, 12/15/46	$730	$ 596,849
Utility Debt Securitization Authority, Refunding RB, Series 2, Sustainability Bonds, 5.00%, 06/15/53	555	563,890
		50,047,334
Total Municipal Bonds in New York		318,636,431
Puerto Rico — 4.3%
State — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,089	1,867,121
Series A-1, Restructured, 5.00%, 07/01/58	6,063	5,519,811
Series A-2, Restructured, 4.78%, 07/01/58	1,544	1,366,931
Series A-2, Restructured, 4.33%, 07/01/40	618	572,209
Series B-1, Restructured, 4.75%, 07/01/53	5	4,396
Series B-2, Restructured, 4.78%, 07/01/58	126	110,640
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	4,541	1,401,610
Total Municipal Bonds in Puerto Rico		10,842,718
South Carolina — 1.1%
Corporate — 1.1%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	2,520	2,672,709
Total Municipal Bonds — 138.8% (Cost: $362,269,807)		350,708,420
Municipal Bonds Transferred to Tender Option Bond Trusts(h)
New York — 24.0%
County/City/Special District/School District(i) — 5.3%
County of Nassau New York, GOL, Series A, 5.00%, 04/01/49	4,139	4,209,170
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Class A, 5.25%, 05/15/52	9,100	9,206,328
		13,415,498
State — 2.0%
New York State Dormitory Authority, Refunding RB, Series B, 5.00%, 03/15/54(i)	5,118	5,137,963
Transportation — 10.0%
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Series B-2, 5.00%, 11/15/47(i)	4,057	4,100,364
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/55	2,860	2,362,077
Port Authority of New York & New Jersey, Refunding ARB, 5.50%, 08/01/52(i)	4,040	4,109,408
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/49	9,500	9,560,238
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 5.25%, 05/15/52(i)	5,000	5,100,497
		25,232,584
Security	Par (000)	Value
Utilities(i) — 6.7%
New York City Municipal Water Finance Authority, RB, Series BB, 5.25%, 06/15/55	$7,420	$ 7,636,217
New York City Municipal Water Finance Authority, Refunding RB, Series AA-3, 5.25%, 06/15/48	4,557	4,677,032
Utility Debt Securitization Authority, Refunding RB, 2nd Series, 5.00%, 12/15/50	4,580	4,664,493
		16,977,742
Total Municipal Bonds in New York		60,763,787
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.0% (Cost: $61,969,065)		60,763,787
Total Long-Term Investments — 162.8% (Cost: $424,238,872)		411,472,207

	Shares
Short-Term Securities
	Money Market Funds — 5.7%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(j)(k)	14,339,897	14,341,331
	Total Short-Term Securities — 5.7% (Cost: $14,341,331)	14,341,331
	Total Investments — 168.5% (Cost: $438,580,203)	425,813,538
	Other Assets Less Liabilities — 1.3%	3,217,595
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.7)%	(44,625,633)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.1)%	(131,712,986)
	Net Assets Applicable to Common Shares — 100.0%	$ 252,692,514

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	When-issued security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2030 to June 15, 2033, is $37,283,510.
See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock New York Municipal Income Trust (BNY)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 7,022,409	$ 7,318,922 (a)	$ —	$ —	$ —	$ 14,341,331	14,339,897	$ 175,713	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	91	09/19/25	$ 10,108	$ (146,775)
U.S. Long Bond	88	09/19/25	10,046	(283,227)
5-Year U.S. Treasury Note	53	09/30/25	5,734	(32,708)
				$ (462,710)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 462,710	$ —	$ 462,710

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (1,434,311)	$ —	$ (1,434,311)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 288,053	$ —	$ 288,053
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$20,478,229
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock New York Municipal Income Trust (BNY)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 350,708,420	$ —	$ 350,708,420
Municipal Bonds Transferred to Tender Option Bond Trusts	—	60,763,787	—	60,763,787
Short-Term Securities
Money Market Funds	14,341,331	—	—	14,341,331
	$14,341,331	$411,472,207	$—	$425,813,538
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (462,710)	$ —	$ —	$ (462,710)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(44,561,011)	$—	$(44,561,011)
VRDP Shares at Liquidation Value	—	(132,000,000)	—	(132,000,000)
	$—	$(176,561,011)	$—	$(176,561,011)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock Virginia Municipal Bond Trust (BHV)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 6.2%
Corporate — 6.2%
Black Belt Energy Gas District, RB, Series A, 5.25%, 01/01/54(a)	$1,015	$ 1,077,033
California — 0.5%
Transportation — 0.5%
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	100	89,000
District of Columbia — 2.8%
Tobacco — 2.8%
District of Columbia Tobacco Settlement Financing Corp., RB, Series C, 0.00%, 06/15/55(c)	5,400	483,893
Iowa — 5.8%
Corporate — 5.8%
PEFA, Inc., RB, 5.00%, 09/01/49(a)	1,000	1,012,258
Puerto Rico — 4.1%
State — 4.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	127	113,511
Series A-1, Restructured, 5.00%, 07/01/58	478	435,176
Series A-2, Restructured, 4.78%, 07/01/58	129	114,206
Series A-2, Restructured, 4.33%, 07/01/40	60	55,554
Total Municipal Bonds in Puerto Rico		718,447
Virginia — 139.6%
County/City/Special District/School District — 31.7%
Albemarle County Economic Development Authority, RB, Series A, 5.00%, 06/01/42	500	519,612
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	94	91,481
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/59(d)	225	190,396
Cherry Hill Community Development Authority, SAB, 5.40%, 03/01/45(b)	250	241,486
Chesterfield County Economic Development Authority, RB
5.00%, 04/01/43	500	517,741
5.00%, 04/01/45	1,000	1,020,207
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	2,000	1,656,579
Lower Magnolia Green Community Development Authority, SAB, 5.00%, 03/01/35(b)	235	232,124
Winchester Economic Development Authority, RB, Series A, 5.00%, 08/01/43	1,000	1,035,220
		5,504,846
Education — 9.6%
Virginia College Building Authority, Refunding RB
(NPFGC), 5.25%, 01/01/26	110	111,092
(NPFGC), 5.25%, 01/01/31	1,000	1,090,601
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	467,543
		1,669,236
Security	Par (000)	Value
Health — 25.6%
Danville Industrial Development Authority, Refunding RB, (AMBAC), 5.25%, 10/01/28(e)	$90	$ 94,193
Henrico County Economic Development Authority, RB, Class A, 5.00%, 10/01/52	1,000	982,223
Henrico County Economic Development Authority, Refunding RB
4.25%, 06/01/26	145	144,990
Series A, 5.00%, 11/01/48	500	496,851
Isle Wight County Industrial Development Authority, RB, 5.25%, 07/01/53	250	253,644
Virginia Commonwealth University Health System Authority, RB, Series A, 5.25%, 07/01/49	1,000	1,031,459
Virginia Small Business Financing Authority, Refunding RB, Series A, 5.50%, 12/01/54	500	487,971
Winchester Economic Development Authority, Refunding RB, 5.00%, 01/01/44	1,000	967,364
		4,458,695
Housing — 24.4%
Virginia Housing Development Authority, RB, M/F Housing
Series A, 4.60%, 09/01/49	1,000	921,555
Series B, 5.00%, 03/01/65	1,000	975,842
Series F, (HUD SEC 8), 5.35%, 11/01/58	1,000	1,013,753
Series G, 5.15%, 11/01/52	600	600,748
Virginia Housing Development Authority, RB, S/F Housing, Series C, 4.88%, 07/01/48	750	722,555
		4,234,453
State — 16.6%
Virginia College Building Authority, RB
4.00%, 02/01/42	1,000	924,895
4.00%, 02/01/43	500	455,311
Series A, 4.00%, 02/01/42	500	463,403
Series A, (SAW), 4.00%, 09/01/47	605	521,061
Virginia Resources Authority, RB, Class B, 5.25%, 11/01/47	500	518,594
		2,883,264
Tobacco — 6.7%
Tobacco Settlement Financing Corp., Refunding RB
Series B-1, 5.00%, 06/01/47	885	736,759
Series B-2, Convertible, 5.20%, 06/01/46(d)	500	433,139
		1,169,898
Transportation — 11.0%
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 07/01/46	1,000	991,124
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 12/31/52	245	224,452
AMT, 5.00%, 12/31/56	755	697,798
		1,913,374
Utilities — 14.0%
City of Norfolk Virginia Water Revenue, RB, 5.00%, 11/01/45	500	509,886
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Virginia Municipal Bond Trust (BHV)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities (continued)
County of Henrico Virginia Water & Sewer Revenue, RB, 4.00%, 05/01/46	$1,000	$ 896,552
Prince William County Service Authority, Refunding RB, 5.00%, 07/15/55	1,000	1,021,195
		2,427,633
Total Municipal Bonds in Virginia		24,261,399
Total Long-Term Investments — 159.0% (Cost: $28,625,500)		27,642,030

	Shares
Short-Term Securities
	Money Market Funds — 6.4%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(f)(g)	1,106,048	1,106,159
	Total Short-Term Securities — 6.4% (Cost: $1,106,103)	1,106,159
	Total Investments — 165.4% (Cost: $29,731,603)	28,748,189
	Other Assets Less Liabilities — 1.1%	191,912
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (66.5)%	(11,560,073)
	Net Assets Applicable to Common Shares — 100.0%	$ 17,380,028

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 792,630	$ 313,529 (a)	$ —	$ 10	$ (10)	$ 1,106,159	1,106,048	$ 24,288	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (47,990)	$ —	$ (47,990)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 22,823	$ —	$ 22,823

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Virginia Municipal Bond Trust (BHV)

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 27,642,030	$ —	$ 27,642,030
Short-Term Securities
Money Market Funds	1,106,159	—	—	1,106,159
	$1,106,159	$27,642,030	$—	$28,748,189
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
VRDP Shares at Liquidation Value	$—	$(11,600,000)	$—	$(11,600,000)
	$—	$(11,600,000)	$—	$(11,600,000)
See notes to financial statements.
Schedule of Investments

Statements of Assets and Liabilities
July 31, 2025

	MUJ	MHN	MIY	MYN
ASSETS
Investments, at value — unaffiliated(a)	$ 1,044,122,430	$ 518,771,035	$ 557,219,855	$ 633,885,029
Investments, at value — affiliated(b)	22,323,845	18,177,023	8,499,551	22,688,818
Cash	—	132,399	—	158,571
Cash pledged for futures contracts	—	722,000	—	865,000
Receivables:
Investments sold	65,000	1,866,590	—	2,255,682
Dividends — affiliated	42,517	57,223	15,388	55,641
Interest — unaffiliated	8,515,788	6,045,333	6,026,620	7,180,576
Prepaid expenses	471,081	280,806	115,737	223,861
Total assets	1,075,540,661	546,052,409	571,877,151	667,313,178
ACCRUED LIABILITIES
Payables:
Investments purchased	—	3,598,119	—	4,368,089
Accounting services fees	72,752	48,255	48,295	53,151
Custodian fees	5,988	3,736	3,196	4,425
Income dividend distributions — Common Shares	239,901	178,670	93,951	133,112
Interest expense and fees	94,986	93,264	—	221,884
Investment advisory fees	454,703	245,404	237,482	275,980
Directors’ and Officer’s fees	69,622	185,727	2,207	260,051
Other accrued expenses	297,034	148,502	9,097	9,095
Professional fees	53,578	24,386	24,640	30,537
Reorganization costs	—	168,445	191,298	160,876
Transfer agent fees	9,593	14,289	12,080	12,926
Variation margin on futures contracts	—	40,366	—	49,001
Total accrued liabilities	1,298,157	4,749,163	622,246	5,579,127
OTHER LIABILITIES
TOB Trust Certificates	22,892,201	49,297,577	—	69,061,407
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	416,457,918	171,769,078	231,576,090	200,823,208
Total other liabilities	439,350,119	221,066,655	231,576,090	269,884,615
Total liabilities	440,648,276	225,815,818	232,198,336	275,463,742
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 634,892,385	$ 320,236,591	$ 339,678,815	$ 391,849,436
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 735,267,594	$ 413,781,085	$ 402,992,539	$ 497,795,686
Accumulated loss	(100,375,209)	(93,544,494)	(63,313,724)	(105,946,250)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 634,892,385	$ 320,236,591	$ 339,678,815	$ 391,849,436
Net asset value per Common Share	$ 11.94	$ 10.59	$ 11.73	$ 10.23
(a) Investments, at cost—unaffiliated	$1,088,035,979	$533,041,142	$579,752,427	$652,238,742
(b) Investments, at cost—affiliated	$22,323,695	$18,177,023	$8,499,336	$22,688,818
(c) Preferred Shares outstanding	4,171	1,720	2,319	2,010
(d) Preferred Shares authorized	12,291	14,956	8,919	14,637
(e) Par value per Preferred Share	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	53,185,098	30,241,637	28,964,750	38,313,208
(g) Common Shares authorized	199,987,709	199,985,044	199,991,081	199,985,363
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities  (continued)
July 31, 2025

	MPA	BNY	BHV
ASSETS
Investments, at value — unaffiliated(a)	$ 246,737,819	$ 411,472,207	$ 27,642,030
Investments, at value — affiliated(b)	3,568,789	14,341,331	1,106,159
Cash	—	104,118	—
Cash pledged for futures contracts	—	569,000	—
Receivables:
Investments sold	4,083,293	4,658,588	—
Dividends — affiliated	7,272	31,860	2,034
Interest — unaffiliated	2,692,372	4,446,164	318,493
Prepaid expenses	88,199	186,377	15,149
Total assets	257,177,744	435,809,645	29,083,865
ACCRUED LIABILITIES
Payables:
Investments purchased	4,515,617	6,007,938	—
Accounting services fees	26,211	38,952	6,381
Custodian fees	1,593	3,372	925
Income dividend distributions — Common Shares	41,759	81,462	3,256
Interest expense and fees	118,087	64,622	—
Investment advisory fees	104,519	195,839	12,774
Directors’ and Officer’s fees	12,976	55,047	13,257
Other accrued expenses	8,495	116,831	7,235
Professional fees	19,615	45,297	15,915
Reorganization costs	107,232	190,643	75,478
Transfer agent fees	14,443	10,860	8,543
Variation margin on futures contracts	—	32,271	—
Total accrued liabilities	4,970,547	6,843,134	143,764
OTHER LIABILITIES
TOB Trust Certificates	18,861,288	44,561,011	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	82,411,510	131,712,986	11,560,073
Total other liabilities	101,272,798	176,273,997	11,560,073
Total liabilities	106,243,345	183,117,131	11,703,837
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 150,934,399	$ 252,692,514	$ 17,380,028
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 182,227,401	$ 323,535,247	$ 22,000,365
Accumulated loss	(31,293,002)	(70,842,733)	(4,620,337)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 150,934,399	$ 252,692,514	$ 17,380,028
Net asset value per Common Share	$ 11.66	$ 10.48	$ 10.94
(a) Investments, at cost—unaffiliated	$258,775,706	$424,238,872	$28,625,500
(b) Investments, at cost—affiliated	$3,568,780	$14,341,331	$1,106,103
(c) Preferred Shares outstanding	826	1,320	116
(d) Preferred Shares authorized	1,000,000	Unlimited	Unlimited
(e) Par value per Preferred Share	$0.05	$0.001	$0.001
(f) Common Shares outstanding	12,949,630	24,117,105	1,588,241
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited
(h) Par value per Common Share	$0.10	$0.001	$0.001
See notes to financial statements.
Financial Statements

Statements of Operations
Year Ended July 31, 2025

	MUJ	MHN	MIY	MYN
INVESTMENT INCOME
Dividends — affiliated	$712,929	$278,606	$272,485	$245,245
Interest — unaffiliated	48,030,481	26,080,195	25,586,715	30,466,708
Total investment income	48,743,410	26,358,801	25,859,200	30,711,953
EXPENSES
Investment advisory	5,541,753	3,255,226	2,926,219	3,449,913
Liquidity fees	2,186,708	1,254,732	—	—
Remarketing fees on Preferred Shares	316,320	181,603	—	—
Accounting services	142,983	94,815	94,972	104,380
Professional	132,741	86,912	77,456	89,757
Transfer agent	87,035	25,764	41,692	34,377
Directors and Officer	41,765	38,268	23,136	49,511
Registration	18,517	10,584	10,141	13,399
Custodian	10,812	6,549	5,469	6,693
Printing and postage	7,038	3,934	6,177	5,248
Reorganization	—	168,919	211,356	161,504
Proxy	—	109,040	—	112,942
Miscellaneous	78,927	72,228	73,674	73,629
Total expenses excluding interest expense, fees and amortization of offering costs	8,564,599	5,308,574	3,470,292	4,101,353
Interest expense, fees and amortization of offering costs(a)	14,302,436	8,020,259	8,883,007	10,020,453
Total expenses	22,867,035	13,328,833	12,353,299	14,121,806
Less: Fees waived and/or reimbursed by the Manager	(156,712)	(346,747)	(137,925)	(94,156)
Total expenses after fees waived and/or reimbursed	22,710,323	12,982,086	12,215,374	14,027,650
Net investment income	26,033,087	13,376,715	13,643,826	16,684,303
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,267,398)	(8,651,075)	(4,758,049)	(10,625,848)
Investments — affiliated	—	—	174	—
Futures contracts	—	(1,778,124)	—	(2,132,009)
	(7,267,398)	(10,429,199)	(4,757,875)	(12,757,857)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(44,708,521)	(30,839,238)	(29,677,219)	(38,803,434)
Investments — affiliated	(1)	—	(173)	—
Futures contracts	—	317,636	—	389,074
	(44,708,522)	(30,521,602)	(29,677,392)	(38,414,360)
Net realized and unrealized loss	(51,975,920)	(40,950,801)	(34,435,267)	(51,172,217)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(25,942,833)	$(27,574,086)	$(20,791,441)	$(34,487,914)
(a) All or a portion of is related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Operations  (continued)
Year Ended July 31, 2025

	MPA	BNY	BHV
INVESTMENT INCOME
Dividends — affiliated	$90,104	$175,713	$24,288
Interest — unaffiliated	11,068,781	20,219,953	1,383,358
Total investment income	11,158,885	20,395,666	1,407,646
EXPENSES
Investment advisory	1,270,930	2,510,845	199,081
Reorganization	125,617	192,547	81,935
Proxy	90,458	153,109	—
Professional	58,694	91,393	55,083
Rating agency	58,116	58,116	58,113
Accounting services	51,865	76,402	12,479
Transfer agent	28,361	34,372	26,668
Directors and Officer	12,294	22,854	2,861
Registration	8,575	8,566	8,575
Printing and postage	4,845	4,871	1,087
Custodian	2,994	4,902	1,235
Liquidity fees	—	901,539	—
Remarketing fees on Preferred Shares	—	130,879	—
Miscellaneous	12,107	14,263	8,981
Total expenses excluding interest expense, fees and amortization of offering costs	1,724,856	4,204,658	456,098
Interest expense, fees and amortization of offering costs(a)	3,646,330	5,961,184	446,846
Total expenses	5,371,186	10,165,842	902,944
Less: Fees waived and/or reimbursed by the Manager	(92,145)	(23,678)	(40,710)
Total expenses after fees waived and/or reimbursed	5,279,041	10,142,164	862,234
Net investment income	5,879,844	10,253,502	545,412
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,332,753)	(7,871,083)	(356,018)
Investments — affiliated	—	—	10
Futures contracts	—	(1,434,311)	(47,990)
	(2,332,753)	(9,305,394)	(403,998)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(11,160,663)	(24,723,881)	(1,657,300)
Investments — affiliated	—	—	(10)
Futures contracts	—	288,053	22,823
	(11,160,663)	(24,435,828)	(1,634,487)
Net realized and unrealized loss	(13,493,416)	(33,741,222)	(2,038,485)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(7,613,572)	$(23,487,720)	$(1,493,073)
(a) Related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	MUJ		MHN
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$26,033,087	$23,629,881	$13,376,715	$11,494,031
Net realized loss	(7,267,398)	(3,022,708)	(10,429,199)	(10,761,140)
Net change in unrealized appreciation (depreciation)	(44,708,522)	9,068,337	(30,521,602)	12,616,625
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(25,942,833)	29,675,510	(27,574,086)	13,349,516
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(23,150,193)	(26,027,060)	(12,588,857)	(12,758,370)
Return of capital	(10,888,269)	(3,273,377)	(5,616,608)	(1,902,330)
Decrease in net assets resulting from distributions to Common Shareholders	(34,038,462)	(29,300,437)	(18,205,465)	(14,660,700)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(5,349,075)	—	(2,806,910)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(59,981,295)	(4,974,002)	(45,779,551)	(4,118,094)
Beginning of year	694,873,680	699,847,682	366,016,142	370,134,236
End of year	$634,892,385	$694,873,680	$320,236,591	$366,016,142

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	MIY		MYN
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$13,643,826	$12,154,801	$16,684,303	$14,341,840
Net realized loss	(4,757,875)	(1,852,625)	(12,757,857)	(12,734,540)
Net change in unrealized appreciation (depreciation)	(29,677,392)	8,021,641	(38,414,360)	17,028,861
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(20,791,441)	18,323,817	(34,487,914)	18,636,161
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(12,401,682)	(13,485,030)	(14,985,049)	(15,932,038)
Return of capital	(6,077,828)	(1,310,905)	(8,018,200)	(2,555,616)
Decrease in net assets resulting from distributions to Common Shareholders	(18,479,510)	(14,795,935)	(23,003,249)	(18,487,654)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(2,750,841)	—	(3,787,717)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(39,270,951)	777,041	(57,491,163)	(3,639,210)
Beginning of year	378,949,766	378,172,725	449,340,599	452,979,809
End of year	$339,678,815	$378,949,766	$391,849,436	$449,340,599

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	MPA		BNY
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$5,879,844	$4,888,070	$10,253,502	$8,898,849
Net realized loss	(2,332,753)	(2,540,557)	(9,305,394)	(9,050,293)
Net change in unrealized appreciation (depreciation)	(11,160,663)	4,005,501	(24,435,828)	10,904,506
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(7,613,572)	6,353,014	(23,487,720)	10,753,062
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(5,098,019)	(5,803,582)	(9,498,199)	(9,884,014)
Return of capital	(5,158,088)	(1,403,077)	(4,875,596)	(1,373,067)
Decrease in net assets resulting from distributions to Common Shareholders	(10,256,107)	(7,206,659)	(14,373,795)	(11,257,081)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(809,297)	—	(1,898,566)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(17,869,679)	(1,662,942)	(37,861,515)	(2,402,585)
Beginning of year	168,804,078	170,467,020	290,554,029	292,956,614
End of year	$150,934,399	$168,804,078	$252,692,514	$290,554,029

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	BHV
	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$545,412	$461,167
Net realized loss	(403,998)	(583,682)
Net change in unrealized appreciation (depreciation)	(1,634,487)	812,996
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,493,073)	690,481
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(561,676)	(612,122)
Return of capital	(381,739)	(59,174)
Decrease in net assets resulting from distributions to Common Shareholders	(943,415)	(671,296)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(158,886)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(2,436,488)	(139,701)
Beginning of year	19,816,516	19,956,217
End of year	$17,380,028	$19,816,516

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Cash Flows
Year Ended July 31, 2025

	MUJ	MHN	MIY	MYN
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(25,942,833)	$(27,574,086)	$(20,791,441)	$(34,487,914)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	239,168,157	348,066,318	216,388,935	373,399,924
Purchases of long-term investments	(271,737,822)	(304,785,560)	(220,204,677)	(358,089,272)
Net proceeds from sales (purchases) of short-term securities	40,371,162	(11,662,755)	7,893,177	(15,099,880)
Amortization of premium and accretion of discount on investments and other fees	(994,358)	601,381	1,867,249	472,844
Net realized loss on investments	7,267,398	8,651,075	4,757,875	10,625,848
Net unrealized depreciation on investments	44,708,522	30,839,238	29,677,392	38,803,434
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	86,735	(42,213)	11,421	(42,326)
Interest — unaffiliated	(27,595)	64,413	(83,450)	(234,988)
Prepaid expenses	(369,535)	(210,805)	35,427	35,350
Increase (Decrease) in Liabilities
Payables
Accounting services fees	34,693	22,996	23,136	25,300
Custodian fees	3,026	1,918	1,557	2,219
Interest expense and fees	(47,902)	57,127	—	61,196
Investment advisory fees	(17,369)	(37,675)	(14,192)	(10,582)
Directors’ and Officer’s fees	18,604	(9,626)	(452)	(9,130)
Other accrued expenses	277,379	132,813	(3,920)	(4,334)
Professional fees	14,858	(13,618)	(18,781)	(11,903)
Proxy fees	—	(48,229)	—	(63,206)
Reorganization costs	—	168,445	191,298	160,876
Transfer agent fees	(6,976)	(3,975)	(856)	(2,692)
Variation margin on futures contracts	—	(182,971)	—	(223,167)
Net cash provided by operating activities	32,806,144	44,034,211	19,729,698	15,307,597
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(36,457,816)	(19,342,306)	(19,732,420)	(24,563,581)
Repayments of TOB Trust Certificates	(2,385,000)	—	—	—
Payments on redemption of VRDP Shares	—	(71,600,000)	—	(46,700,000)
Proceeds from TOB Trust Certificates	5,992,202	47,047,577	—	56,111,408
Decrease in bank overdraft	(13,737)	(12,778)	(8,629)	(9,703)
Amortization of deferred offering costs	58,207	25,695	11,351	21,850
Net cash used for financing activities	(32,806,144)	(43,881,812)	(19,729,698)	(15,140,026)
CASH
Net increase in restricted and unrestricted cash	—	152,399	—	167,571
Restricted and unrestricted cash at beginning of year	—	702,000	—	856,000
Restricted and unrestricted cash at end of year	$—	$854,399	$—	$1,023,571
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$14,292,131	$7,937,437	$8,871,656	$9,937,407
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$132,399	$—	$158,571
Cash pledged
Futures contracts	—	722,000	—	865,000
	$—	$854,399	$—	$1,023,571
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Cash Flows  (continued)
Year Ended July 31, 2025

	MPA	BNY	BHV
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(7,613,572)	$(23,487,720)	$(1,493,073)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	89,285,104	246,197,114	6,102,114
Purchases of long-term investments	(99,645,667)	(228,561,784)	(5,367,757)
Net proceeds from sales (purchases) of short-term securities	4,281,276	(7,318,922)	(313,529)
Amortization of premium and accretion of discount on investments and other fees	70,734	369,816	(28,768)
Net realized loss on investments	2,332,753	7,871,083	356,008
Net unrealized depreciation on investments	11,160,663	24,723,881	1,657,310
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	8,282	(12,920)	(99)
Interest — unaffiliated	(293,440)	(81,295)	(30,557)
Prepaid expenses	35,491	(145,465)	35,486
Increase (Decrease) in Liabilities
Payables
Accounting services fees	12,524	18,491	2,920
Custodian fees	923	1,725	598
Interest expense and fees	85,419	62,560	—
Investment advisory fees	17,063	(21,909)	(997)
Directors’ and Officer’s fees	917	4,573	1,301
Other accrued expenses	(4,981)	100,127	(5,929)
Professional fees	(37,089)	5,689	(5,055)
Proxy fees	(49,698)	(80,465)	—
Reorganization costs	107,232	190,643	75,478
Transfer agent fees	1,601	(2,750)	3,766
Variation margin on futures contracts	—	(149,090)	(5,692)
Net cash provided by (used for) operating activities	(244,465)	19,683,382	983,525
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(11,069,024)	(15,329,369)	(1,002,895)
Repayments of TOB Trust Certificates	(785,000)	—	—
Payments on redemption of VRDP Shares	—	(47,400,000)	—
Proceeds from TOB Trust Certificates	12,086,288	43,131,011	—
Decrease in bank overdraft	(8,047)	(7,582)	(1,701)
Amortization of deferred offering costs	20,248	23,676	3,071
Net cash provided by (used for) for financing activities	244,465	(19,582,264)	(1,001,525)
CASH
Net increase (decrease) in restricted and unrestricted cash	—	101,118	(18,000)
Restricted and unrestricted cash at beginning of year	—	572,000	18,000
Restricted and unrestricted cash at end of year	$—	$673,118	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,540,663	$5,874,948	$443,775
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$104,118	$—
Cash pledged
Futures contracts	—	569,000	—
	$—	$673,118	$—
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	MUJ
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Net asset value, beginning of year	$13.07	$13.03	$13.58	$16.29	$15.83
Net investment income(a)	0.49	0.44	0.48	0.64	0.73
Net realized and unrealized gain (loss)	(0.98)	0.15	(0.49)	(2.59)	0.48
Net increase (decrease) from investment operations	(0.49)	0.59	(0.01)	(1.95)	1.21
Distributions to Common Shareholders(b)
From net investment income	(0.44)	(0.49)	(0.45)	(0.76)	(0.75)
Return of capital	(0.20)	(0.06)	(0.09)	—	—
Total distributions to Common Shareholders	(0.64)	(0.55)	(0.54)	(0.76)	(0.75)
Net asset value, end of year	$11.94	$13.07	$13.03	$13.58	$16.29
Market price, end of year	$10.82	$11.57	$11.20	$13.36	$15.63
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(3.41)%	5.34%	0.52%	(12.14)%	8.22%
Based on market price	(1.12)%	8.49%	(12.17)%	(9.91)%	15.67%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.40%	3.68%	3.17%	1.77%(e)	1.44%
Total expenses after fees waived and/or reimbursed	3.37%	3.64%	3.17%	1.74%(e)	1.44%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(f)(g)	1.25%	0.86%	0.89%	0.92%	0.89%
Net investment income to Common Shareholders	3.87%	3.45%	3.71%	4.37%	4.59%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$634,892	$694,874	$699,848	$740,380	$490,103
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$417,100	$417,100	$417,100	$417,100	$237,100
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$244,296 (h)	$259,234 (h)	$259,361 (h)	$245,762 (h)	$306,707 (i)
TOB Trust Certificates, end of year (000)	$22,892	$19,285	$22,060	$90,838	$61,534
Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	$46,927	$58,624	$51,599	$13,734	N/A
Portfolio turnover rate	22%	14%	17%	20%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.71% and 1.70%, respectively.
(f)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Expense ratios	0.88%	0.85%	0.88%	0.94%	0.88%

(h)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MHN
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20

Net asset value, beginning of period	$12.10	$12.12	$12.58	$15.21	$14.92	$15.31
Net investment income(a)	0.44	0.38	0.41	0.51	0.63	0.60
Net realized and unrealized gain (loss)	(1.35)	0.08	(0.43)	(2.56)	0.31	(0.43)
Net increase (decrease) from investment operations	(0.91)	0.46	(0.02)	(2.05)	0.94	0.17
Distributions to Common Shareholders(b)
From net investment income	(0.41)	(0.42)	(0.37)	(0.58)	(0.65)	(0.56)
Return of capital	(0.19)	(0.06)	(0.07)	—	—	—
Total distributions to Common Shareholders	(0.60)	(0.48)	(0.44)	(0.58)	(0.65)	(0.56)
Net asset value, end of period	$10.59	$12.10	$12.12	$12.58	$15.21	$14.92
Market price, end of period	$9.51	$10.77	$10.44	$11.23	$14.74	$13.79
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(7.27)%	4.61%	0.53%	(13.49)%(d)	6.70%	1.54%
Based on market price	(6.44)%	8.09%	(3.00)%	(20.31)%(d)	11.88%	4.57%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.82%(f)	4.12%(g)	3.52%	1.78%(h)	1.57%	2.15%
Total expenses after fees waived and/or reimbursed	3.72%(f)	4.01%(g)	3.43%	1.70%(h)	1.51%	2.09%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(i)(j)	1.37%	0.93%	0.95%	0.94%(h)	0.95%	0.94%
Net investment income to Common Shareholders	3.83%	3.20%	3.47%	4.05%(h)	4.17%	4.03%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$320,237	$366,016	$370,134	$391,737	$473,389	$464,504
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$172,000	$243,600	$243,600	$243,600	$243,600	$243,600
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$244,708 (k)	$248,878 (k)	$247,532 (k)	$239,843 (k)	$294,330 (l)	$290,683 (l)
TOB Trust Certificates, end of period (000)	$49,298	$2,250	$7,284	$36,527	$56,376	$63,384
Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	$10,980	$271,826	$85,220	$18,386	N/A	N/A
Portfolio turnover rate	53%	44%	43%	29%	14%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Includes non-recurring expenses of proxy and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.71% and
3.61%, respectively.

(g)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 4.05% and 3.94%, respectively.
(h)	Annualized.
(i)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details
(j)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20

Expense ratios	0.96%	0.99%	0.94%	0.93%	0.94%	0.93%

(k)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)
(m)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MIY
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Net asset value, beginning of year	$13.08	$12.94	$13.56	$16.04	$15.88
Net investment income(a)	0.47	0.42	0.42	0.61	0.68
Net realized and unrealized gain (loss)	(1.18)	0.23	(0.55)	(2.42)	0.14
Net increase (decrease) from investment operations	(0.71)	0.65	(0.13)	(1.81)	0.82
Distributions to Common Shareholders(b)
From net investment income	(0.43)	(0.46)	(0.43)	(0.67)	(0.66)
Return of capital	(0.21)	(0.05)	(0.06)	—	—
Total distributions to Common Shareholders	(0.64)	(0.51)	(0.49)	(0.67)	(0.66)
Net asset value, end of year	$11.73	$13.08	$12.94	$13.56	$16.04
Market price, end of year	$10.91	$11.61	$11.12	$13.67	$15.80
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.24)%	5.82%	(0.40)%	(11.35)%	5.61%
Based on market price	(0.71)%	9.30%	(15.09)%	(9.28)%	16.02%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.38%(e)	3.66%(f)	3.27%	1.66%	1.44%
Total expenses after fees waived and/or reimbursed	3.34%(e)	3.62%(f)	3.27%	1.66%	1.44%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(g)(h)	0.86%	0.85%	0.91%	0.88%	0.85%
Net investment income to Common Shareholders	3.74%	3.28%	3.31%	4.10%	4.32%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$339,679	$378,950	$378,173	$400,206	$473,464
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$231,900	$231,900	$231,900	$231,900	$231,900
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$246,476 (i)	$263,411 (i)	$258,740 (i)	$246,506 (i)	$304,167 (j)
TOB Trust Certificates, end of year (000)	$—	$—	$6,334	$41,267	$41,267
Asset coverage per $1,000 of TOB Trust Certificates, end of year(k)	N/A	N/A	$97,262	$16,309	N/A
Portfolio turnover rate	37%	27%	37%	22%	7%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.32% and 3.29%, respectively.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.64% and 3.60%, respectively.
(g)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Expense ratios	0.86%	0.87%	0.91%	0.88%	0.85%

(i)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MYN
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Net asset value, beginning of year	$11.73	$11.70	$12.12	$14.73	$14.52
Net investment income(a)	0.44	0.37	0.39	0.52	0.60
Net realized and unrealized gain (loss)	(1.34)	0.14	(0.39)	(2.53)	0.22
Net increase (decrease) from investment operations	(0.90)	0.51	—	(2.01)	0.82
Distributions to Common Shareholders(b)
From net investment income	(0.39)	(0.41)	(0.37)	(0.60)	(0.61)
Return of capital	(0.21)	(0.07)	(0.05)	—	—
Total distributions to Common Shareholders	(0.60)	(0.48)	(0.42)	(0.60)	(0.61)
Net asset value, end of year	$10.23	$11.73	$11.70	$12.12	$14.73
Market price, end of year	$9.20	$10.58	$10.08	$10.94	$14.56
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(7.45)%	5.14%	0.64%	(13.74)%	6.10%
Based on market price	(7.71)%	10.07%	(3.94)%	(21.23)%	14.84%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.30%(e)	3.57%(f)	3.07%	1.59%	1.47%
Total expenses after fees waived and/or reimbursed	3.28%(e)	3.54%(f)	3.07%	1.59%	1.47%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(g)(h)	0.90%	0.86%	0.89%	1.24%	1.27%
Net investment income to Common Shareholders	3.90%	3.26%	3.42%	3.91%	4.17%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$391,849	$449,341	$452,980	$479,869	$583,221
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$201,000	$247,700	$247,700	$247,700	$247,700
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$245,097 (i)	$272,392 (i)	$269,699 (i)	$256,882 (i)	$335,455 (j)
TOB Trust Certificates, end of year (000)	$69,061	$12,950	$19,231	$58,179	$103,573
Asset coverage per $1,000 of TOB Trust Certificates, end of year(k)	$9,582	$54,810	$37,423	$13,502	N/A
Portfolio turnover rate	53%	43%	40%	31%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes non-recurring expenses of proxy and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.21% and
3.19%, respectively.

(f)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.50% and 3.47%, respectively.
(g)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Expense ratios	0.90%	0.93%	0.89%	0.88%	0.90%

(i)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MPA
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Net asset value, beginning of year	$13.04	$13.09	$13.92	$16.64	$16.09
Net investment income(a)	0.45	0.38	0.40	0.59	0.69
Net realized and unrealized gain (loss)	(1.04)	0.13	(0.76)	(2.65)	0.52
Net increase (decrease) from investment operations	(0.59)	0.51	(0.36)	(2.06)	1.21
Distributions to Common Shareholders(b)
From net investment income	(0.39)	(0.45)	(0.40)	(0.66)	(0.66)
Return of capital	(0.40)	(0.11)	(0.07)	—	—
Total distributions to Common Shareholders	(0.79)	(0.56)	(0.47)	(0.66)	(0.66)
Net asset value, end of year	$11.66	$13.04	$13.09	$13.92	$16.64
Market price, end of year	$10.66	$12.35	$11.69	$13.54	$16.23
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.29)%	4.43%	(2.05)%	(12.45)%	8.09%
Based on market price	(7.61)%	10.75%	(10.08)%	(12.69)%	20.40%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.29%(e)	3.52%(f)	3.02%	1.63%	1.48%
Total expenses after fees waived and/or reimbursed	3.23%(e)	3.47%(f)	3.01%	1.63%	1.48%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(g)(h)	0.92%	0.88%	0.95%	1.24%	1.25%
Net investment income to Common Shareholders	3.60%	2.94%	3.10%	3.85%	4.24%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$150,934	$168,804	$170,467	$185,332	$221,384
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$82,600	$82,600	$82,600	$82,600	$82,600
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$248,761 (i)	$287,227 (i)	$276,357 (i)	$248,524 (i)	$368,019 (j)
TOB Trust Certificates, end of year (000)	$18,861	$7,560	$14,060	$42,183	$44,012
Asset coverage per $1,000 of TOB Trust Certificates, end of year(k)	$13,372	$34,227	$18,983	$7,346	N/A
Portfolio turnover rate	37%	18%	31%	18%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes non-recurring expenses of proxy and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.10% and
3.05%, respectively.

(f)
Includes non-recurring expenses of proxy and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.33% and
3.28%, respectively.

(g)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Expense ratios	0.92%	1.07%	0.95%	0.93%	0.92%

(i)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BNY
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Net asset value, beginning of year	$12.05	$12.05	$12.51	$15.30	$15.09
Net investment income(a)	0.43	0.37	0.40	0.57	0.66
Net realized and unrealized gain (loss)	(1.40)	0.10	(0.43)	(2.73)	0.28
Net increase (decrease) from investment operations	(0.97)	0.47	(0.03)	(2.16)	0.94
Distributions to Common Shareholders(b)
From net investment income	(0.40)	(0.41)	(0.36)	(0.63)	(0.73)
Return of capital	(0.20)	(0.06)	(0.07)	—	—
Total distributions to Common Shareholders	(0.60)	(0.47)	(0.43)	(0.63)	(0.73)
Net asset value, end of year	$10.48	$12.05	$12.05	$12.51	$15.30
Market price, end of year	$9.40	$10.71	$10.35	$11.46	$15.49
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(7.85)%	4.62%	0.46%	(14.24)%	6.55%
Based on market price	(7.01)%	8.26%	(5.81)%	(22.40)%	15.45%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.67%(e)	3.93%(f)	3.40%	1.78%	1.74%(g)
Total expenses after fees waived and/or reimbursed	3.67%(e)	3.89%(f)	3.40%	1.78%	1.74%(g)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(h)	1.44%	1.10%	1.03%	1.03%	1.11%
Net investment income to Common Shareholders	3.71%	3.13%	3.37%	4.12%	4.35%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$252,693	$290,554	$292,957	$308,308	$376,645
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$132,000	$179,400	$179,400	$179,400	$179,400
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$243,119 (i)	$260,678 (i)	$258,872 (i)	$237,449 (i)	$309,947 (j)
TOB Trust Certificates, end of year (000)	$44,561	$1,430	$4,998	$44,907	$72,273
Asset coverage per $1,000 of TOB Trust Certificates, end of year(k)	$9,627	$329,422	$95,444	$11,853	N/A
Portfolio turnover rate	52%	43%	37%	35%	12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes non-recurring expenses of proxy and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.49% and
3.48%, respectively.

(f)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.82% and 3.78%, respectively.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.69% and 1.69%, respectively.
(h)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details
(i)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP/VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP/VMTP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BHV
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20

Net asset value, beginning of period	$12.48	$12.44	$13.32	$15.73	$15.38	$15.64
Net investment income(a)	0.34	0.29	0.35	0.46	0.54	0.55
Net realized and unrealized gain (loss)	(1.29)	0.17	(0.85)	(2.37)	0.36	(0.26)
Net increase (decrease) from investment operations	(0.95)	0.46	(0.50)	(1.91)	0.90	0.29
Distributions to Common Shareholders(b)
From net investment income	(0.35)	(0.38)	(0.32)	(0.50)	(0.55)	(0.55)
Return of capital	(0.24)	(0.04)	(0.06)	—	—	—
Total distributions to Common Shareholders	(0.59)	(0.42)	(0.38)	(0.50)	(0.55)	(0.55)
Net asset value, end of period	$10.94	$12.48	$12.44	$13.32	$15.73	$15.38
Market price, end of period	$10.45	$11.11	$10.78	$14.41	$18.75	$16.09
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(7.44)%	4.38%	(3.42)%	(12.61)%(d)	5.76%	1.87%
Based on market price	(0.68)%	7.23%	(22.64)%	(20.69)%(d)	20.50%	0.77%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	4.75%(f)	5.16%(g)	4.43%	2.60%(h)(i)	2.28%	2.86%
Total expenses after fees waived and/or reimbursed	4.53%(f)	4.93%(g)	4.20%	2.38%(h)(i)	2.06%	2.64%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(j)(k)	1.75%	1.74%	1.74%	1.55%(h)(i)	1.43%	1.69%
Net investment income to Common Shareholders	2.87%	2.38%	2.82%	3.52%(i)	3.49%	3.63%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$17,380	$19,817	$19,956	$21,460	$25,326	$24,728
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$11,600	$11,600	$11,600	$11,600	$11,600	$11,600
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$249,828 (l)	$270,832 (l)	$246,737 (l)	$246,984 (l)	$318,324 (m)	$313,171 (m)
TOB Trust Certificates, end of period (000)	$—	$—	$2,000	$3,000	$4,876	$4,876
Asset coverage per $1,000 of TOB Trust Certificates, end of period(n)	N/A	N/A	$16,755	$12,003	N/A	N/A
Portfolio turnover rate	18%	46%	31%	39%	10%	28%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 4.31% and 4.10%, respectively.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 4.68% and 4.45%, respectively.
(h)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.62%, 2.40% and 1.57%,respectively.

(i)	Annualized.
(j)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details
(k)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20

Expense ratios	1.75%	2.22%	1.74%	1.55%	1.43%	1.40%

(l)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)
(m)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(n)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:
Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified
The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On June 6, 2025, the Board approved the reorganization of BlackRock MuniYield Fund, Inc. (MYD), BlackRock MuniYield Quality Fund II, Inc. (MQT), BlackRock Investment Quality Municipal Trust, Inc. (BKN), BHV and MPA into BlackRock MuniYield Quality Fund, Inc. (MQY), with MQY continuing as the surviving fund. Subject to the requisite approvals by each Trust’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the fourth quarter of 2025.
On June 6, 2025, the Board approved the reorganization of BlackRock MuniVest Fund, Inc. (MVF), BlackRock MuniVest Fund II, Inc. (MVT) and MIY into BlackRock MuniYield Quality Fund III, Inc. (MYI), with MYI continuing as the surviving fund. Subject to the requisite approvals by each Trust’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the fourth quarter of 2025.
On June 6, 2025, the Board approved the reorganization of BNY and MHN into MYN, with MYN continuing as the surviving fund. Subject to the requisite approvals by each Trust’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the fourth quarter of 2025.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each  Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though
Notes to Financial Statements

Notes to Financial Statements  (continued)

equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Fund ’s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.
Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MIY’s, MYN’s and MPA’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.  Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:
Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MUJ	$ 531,324	$ 76,632	$ 17,298	$ 625,254
MHN	131,299	19,824	8,019	159,142
MYN	497,696	68,162	21,040	586,898
MPA	392,183	57,148	16,774	466,105
BNY	105,468	16,298	7,252	129,018
For the year ended July 31, 2025, the following table is a summary of each Fund’s TOB Trusts:
Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUJ	$ 35,397,714	$ 22,892,201	2.30% — 2.41%	$ 17,892,803	3.49%
MHN	69,281,785	49,297,577	2.32 — 2.35	5,951,311	2.67
MYN	101,969,897	69,061,407	2.31 — 2.35	18,990,990	3.09
MPA	28,036,036	18,861,288	2.32 — 2.41	13,838,155	3.37
BNY	60,763,787	44,561,011	2.32 — 2.35	5,026,191	2.57

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity
Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”).
As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2025, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2025.

5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the  Manager, the Funds’ investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, each Fund, except BNY and BHV, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:
	MUJ	MHN	MIY	MYN	MPA
Investment advisory fees	0.50%	0.55%	0.49%	0.50%	0.49%
For purposes of calculating these fees, for each Fund except for BNY and BHV, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.
For such services, BNY and BHV, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Fund’s managed assets:
	BNY	BHV
Investment advisory fees	0.55%	0.65%
For purposes of calculating these fees, for BNY and BHV, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
Expense Waivers and Reimbursements:  With respect to BHV, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.13% of the Fund’s average weekly managed assets. This voluntary waiver may be reduced or discontinued at any time. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. During the year ended July 31, 2025, the Manager waived $39,816 pursuant to this agreement.
With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver") through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2025, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
MUJ	$ 26,847
MHN	10,488
MIY	9,851
MYN	9,390
MPA	3,465
BNY	6,386
BHV	894
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2025, there were no fees waived by the Manager pursuant to this arrangement.
The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2025 the waiver was $301,616.
With respect to each Fund, the Manager voluntarily agreed to waive a portion of its investment advisory fee attributable to each Fund’s outstanding preferred shares for each month in which the monthly dividend on the Fund’s preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the preferred shares (determined by multiplying the Fund’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding preferred shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This voluntary waiver may be reduced or discontinued at any time without notice. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2025, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
MUJ	$ 129,865
MHN	34,643
Notes to Financial Statements

Notes to Financial Statements  (continued)

Fund Name	Fees Waived and/or Reimbursed by the Manager
MIY	$ 108,161
MYN	84,766
MPA	88,680
BNY	17,292
BHV	—
The Manager reimbursed MIY $19,913 for reorganization costs.
Directors and Officers:  Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.
7.
 PURCHASES AND SALES
For the year ended July 31, 2025, purchases and sales of investments, excluding short-term securities, were as follows:
Fund Name	Purchases	Sales
MUJ	$ 270,725,472	$ 239,218,157
MHN	304,077,804	349,932,908
MIY	219,658,802	215,397,040
MYN	357,322,161	375,655,606
MPA	102,935,926	93,368,397
BNY	231,202,909	250,753,386
BHV	5,367,757	6,102,114
8.
INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
MUJ	$ (53,198)	$ 53,198
MHN	(192,308)	192,308
MIY	(201,573)	201,573
MYN	(181,607)	181,607
MPA	(141,318)	141,318
BNY	(214,326)	214,326
BHV	(84,517)	84,517
The tax character of distributions paid was as follows:
Fund Name	Year Ended 07/31/25	Year Ended 07/31/24
MUJ
Tax-exempt income	$ 36,763,436	$ 44,248,787
Ordinary income	5,732	—
Return of capital	10,888,269	3,273,377
	$ 47,657,437	$ 47,522,164

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Fund Name	Year Ended 07/31/25	Year Ended 07/31/24
MHN
Tax-exempt income	$ 20,002,557	$ 23,297,479
Ordinary income	421,722	123,426
Return of capital	5,616,608	1,902,330
	$ 26,040,887	$ 25,323,235
MIY
Tax-exempt income	$ 21,273,337	$ 23,665,971
Return of capital	6,077,828	1,310,905
	$ 27,351,165	$ 24,976,876
MYN
Tax-exempt income	$ 24,372,053	$ 26,690,043
Ordinary income	24,701	149,584
Return of capital	8,018,200	2,555,616
	$ 32,414,954	$ 29,395,243
MPA
Tax-exempt income	$ 8,249,931	$ 9,429,912
Ordinary income	8,065	—
Return of capital	5,158,088	1,403,077
	$ 13,416,084	$ 10,832,989
BNY
Tax-exempt income	$ 15,169,036	$ 17,687,479
Ordinary income	137,653	39,168
Return of capital	4,875,596	1,373,067
	$ 20,182,285	$ 19,099,714
BHV
Tax-exempt income	$ 1,005,309	$ 1,119,077
Ordinary income	141	2,311
Return of capital	381,739	59,174
	$ 1,387,189	$ 1,180,562
As of July 31, 2025, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MUJ	$ (56,024,939)	$ (44,350,270)	$ (100,375,209)
MHN	(79,001,644)	(14,542,850)	(93,544,494)
MIY	(40,982,026)	(22,331,698)	(63,313,724)
MYN	(87,726,436)	(18,219,814)	(105,946,250)
MPA	(19,152,402)	(12,140,600)	(31,293,002)
BNY	(57,913,997)	(12,928,736)	(70,842,733)
BHV	(3,672,161)	(948,176)	(4,620,337)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the treatment of residual interests in tender option bond trusts, the accrual of income on securities in default and the deferral of compensation to Directors.

As of July 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MUJ	$ 1,087,837,069	$ 11,119,110	$ (55,402,105)	$ (44,282,995)
MHN	502,009,833	4,709,442	(19,068,794)	(14,359,352)
MIY	588,051,104	1,242,732	(23,574,430)	(22,331,698)
MYN	605,474,861	7,438,479	(25,400,900)	(17,962,421)
MPA	243,574,035	793,768	(12,922,483)	(12,128,715)
BNY	394,035,564	4,193,652	(17,069,098)	(12,875,446)
BHV	29,683,667	308,668	(1,244,146)	(935,478)
Notes to Financial Statements

Notes to Financial Statements  (continued)

9.
PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.
A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Funds’ performance.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
10.
 CAPITAL SHARE TRANSACTIONS
MPA, BNY and BHV are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MUJ, MHN, MIY and MYN are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10, except for BNY and BHV for which it is $0.001. The par value for MUJ’s, MHN’s, MIY’s and MYN’s Preferred Shares outstanding is $0.10. The par value for MPA’s Preferred Shares outstanding is $0.05. The par value for BNY’s and BHV’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MPA is authorized to issue 1 million Preferred Shares.
Common Shares
The Funds participated in an open market share repurchase program (the “Repurchase Program”) through November 30, 2024. From December 1, 2023 through November 30, 2024, each Fund could repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program had an accretive effect as shares were purchased at a discount to the Fund’s NAV. The Repurchase Program expired on November 30, 2024 and was not renewed. For the period ended November 30, 2024, the Funds did not repurchase any shares.
The total cost of the shares repurchased is reflected in each Fund’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:
	MUJ
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	507,049	5,349,075

	MHN
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	293,363	2,806,910
Notes to Financial Statements

Notes to Financial Statements  (continued)

	MIY
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	267,446	2,750,841

	MYN
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	408,538	3,787,717

	MPA
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	75,192	809,297

	BNY
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	201,069	1,898,566

	BHV
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	16,336	158,886
Preferred Shares
A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VRDP Shares
Each Fund (for purposes of this section, each a “VRDP Fund”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:
Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	06/30/11	1,727	$ 172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
	04/11/22	1,800	180,000,000	07/01/41
MHN	06/30/11	1,720	172,000,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MYN	04/21/11	2,010	201,000,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41
BNY	03/31/21	471	47,100,000	03/31/51
	04/12/21	849	84,900,000	03/31/51
BHV	06/14/12	116	11,600,000	07/01/42
Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.
Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:
	MUJ	MHN	MIY	MYN	MPA	BNY	BHV
Expiration date	11/29/25	11/29/25	07/05/26	07/05/26	07/05/26	11/29/25	07/05/26
The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.
Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.  During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.
Ratings: As of period end, the VRDP Shares were assigned the following ratings:
Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Moody’s Investors Service, Inc. Short-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings	S&P Global Short-Term Ratings
MUJ	Aa2	P-1	AA	A-1
MHN	Aa2	P-1	AA	A-1
MIY	Aa2	N/A	AA	N/A
MYN	Aa2	N/A	AA	N/A
MPA	Aa2	N/A	AA	N/A
BNY	Aa2	P-1	AA	A-1
BHV	Aa2	N/A	AA	N/A
Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.
Special Rate Period:   A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:
Fund Name	Commencement Date	Expiration Date as of Period Ended 07/31/25
MIY	06/25/20	06/17/26
MYN	06/22/22	06/17/26
MPA	06/22/22	06/17/26
BHV	06/25/20	06/17/26
The following VRDP Funds were in a special rate period that terminated during the reporting period:
Fund Name	Commencement Date	Termination Date
MUJ	04/17/14	11/06/24
MHN	04/17/14	11/06/24
BNY	03/31/21	11/13/24
Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.
During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.
For the year ended July 31, 2025, the annualized dividend rate for the VRDP Shares were as follows:
	MUJ	MHN	MIY	MYN	MPA	BNY	BHV
Dividend rates	3.27%	3.30%	3.83%	3.86%	3.83%	3.31%	3.83%
For the year ended July 31, 2025, VRDP Shares issued and outstanding for MUJ, MIY, MPA and BHV remained constant.
During the year ended July 31, 2025, VRDP Shares issued and outstanding for MHN, MYN and BNY decreased by 716, 467 and 474, respectively, as a result of a redemption of shares.
Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement.  Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Fund Name	Dividends	Deferred Offering Costs Amortization
MUJ	$ 13,618,975	$ 58,207
MHN	7,835,422	25,695
MIY	8,871,655	11,351
MYN	9,411,705	21,850
MPA	3,159,977	20,248
BNY	5,808,490	23,676
BHV	443,774	3,071
11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Funds declared and paid or will pay distributions to Common Shareholders as follows:
Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MUJ	08/01/25	08/15/25	09/02/25	$ 0.054000
	09/02/25	09/15/25	10/01/25	0.054000
MHN	08/01/25	08/15/25	09/02/25	0.051500
	09/02/25	09/15/25	10/01/25	0.051500
MIY	08/01/25	08/15/25	09/02/25	0.054500
	09/02/25	09/15/25	10/01/25	0.054500
MYN	08/01/25	08/15/25	09/02/25	0.051200
	09/02/25	09/15/25	10/01/25	0.051200
MPA	08/01/25	08/15/25	09/02/25	0.066000
	09/02/25	09/15/25	10/01/25	0.066000
BNY	08/01/25	08/15/25	09/02/25	0.051000
	09/02/25	09/15/25	10/01/25	0.051000
BHV	08/01/25	08/15/25	09/02/25	0.051500
	09/02/25	09/15/25	10/01/25	0.051500

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:
	Preferred Shares(a)
Fund Name	Shares	Series	Declared
MUJ	VDRP	W-7	$ 953,045
MHN	VRDP	W-7	389,992
MIY	VRDP	W-7	690,490
MYN	VRDP	W-7	598,484
MPA	VRDP	W-7	245,944
BNY	VRDP	W-7	299,296
BHV	VRDP	W-7	34,539

(a)	Dividends declared for period August 1, 2025 to August 31, 2025.
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., BlackRock MuniYield Pennsylvania Quality Fund, BlackRock New York Municipal Income Trust, and BlackRock Virginia Municipal Bond Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., BlackRock MuniYield Pennsylvania Quality Fund, BlackRock New York Municipal Income Trust, and BlackRock Virginia Municipal Bond Trust (the “Funds”), including the schedules of investments, as of July 31, 2025, the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2025, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Michigan
Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., BlackRock
MuniYield Pennsylvania Quality Fund, and BlackRock New York Municipal Income Trust
For each of the five years in the period ended July 31, 2025
BlackRock MuniHoldings New York Quality Fund, Inc. and BlackRock Virginia Municipal Bond Trust	For each of the three years in the period ended July 31, 2025, for the period from September 1, 2021 through July 31, 2022, and for each of the two years in the period ended August 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 23, 2025
We have served as the auditor of one or more BlackRock investment companies since 1992.

2025 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2025:
Fund Name	Exempt-Interest Dividends
MUJ	$ 39,422,691
MHN	21,318,068
MIY	22,620,198
MYN	26,065,497
MPA	9,104,607
BNY	16,206,072
BHV	1,068,045
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2025:
Fund Name	Interest Dividends
MUJ	$ 5,732
MHN	421,722
MYN	24,701
MPA	8,005
BNY	137,653
BHV	141
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2025:
Fund Name	Interest- Related Dividends
MUJ	$ 5,732
MHN	421,722
MYN	24,701
MPA	8,005
BNY	137,653
BHV	141
Important Tax Information

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”), of BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”), BlackRock MuniYield Pennsylvania Quality Fund (“MPA”), BlackRock New York Municipal Income Trust (“BNY”) and BlackRock Virginia Municipal Bond Trust (“BHV”) (collectively, the “Funds” and each, a “Fund”) met on May 8, 2025 (the “May Meeting”) and June 5-6, 2025 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board Members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more

2025 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
B.  The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2024, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered MUJ’s performance relative to MUJ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUJ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUJ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MHN’s performance relative to MHN’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MHN generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MHN, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MHN’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MIY’s performance relative to MIY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MIY generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MIY, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MIY’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MYN’s performance relative to MYN’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYN generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYN, and that BlackRock has explained its rationale for this belief to the Board.
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

The Board reviewed and considered MPA’s performance relative to MPA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MPA generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MPA, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MPA’s underperformance relative to the Performance Metrics.
The Board reviewed and considered BNY’s performance relative to BNY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BNY generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BNY, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BNY’s underperformance relative to the Performance Metrics.
The Board reviewed and considered BHV’s performance relative to BHV’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BHV generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BHV, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BHV’s underperformance relative to the Performance Metrics.
C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2024 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that MUJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MUJ’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MUJ’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MHN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MHN’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MHN’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MIY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MIY’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MIY’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MYN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its

2025 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

advisory fee attributable to MYN’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MYN’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MPA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MPA’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MPA’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that BNY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to BNY’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BNY’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that BHV’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BHV. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 13 basis point voluntary advisory fee waiver. The Board further noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to BHV’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BHV’s gross monthly income attributable to investments from the proceeds of the preferred shares.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of each Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock-advised funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2026. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.
Disclosure of Investment Advisory Agreements

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since July 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Effective September 12, 2024, BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) added a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in “investment grade” securities. MUJ also added a policy that that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund also clarified that its policy of investing at least 80% of its assets in New Jersey Municipal Bonds may not be changed without vote of a majority of the Fund’s outstanding voting securities.
Effective September 12, 2024, BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) added a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in “investment grade” securities. MUJ also added a policy that that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund also clarified that its policy of investing at least 80% of its assets in New York Municipal Bonds may not be changed without vote of a majority of the Fund’s outstanding voting securities.
Effective September 12, 2024, BlackRock MuniYield Michigan Quality Fund (MIY) added a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. MIY also added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock MuniYield New York Quality Fund, Inc. (MYN) added a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. MYN also added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock MuniYield Pennsylvania Quality Fund (MPA) added a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. MPA also added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock New York Municipal Income Trust (BNY) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock Virginia Municipal Bond Trust (BHV) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Investment Objectives and Policies
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
The Fund’s investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes.
The Fund seeks to achieve its investment objective by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes (“New Jersey Municipal Bonds”). The Fund invests substantially all (at least 80%) of its assets in New Jersey Municipal Bonds, except at times when BlackRock Advisors, LLC (the “Manager”) considers that New Jersey Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that the Manager considers that suitable New Jersey Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from federal income taxes but not New Jersey personal income taxes (“Municipal Bonds”). The Fund will maintain at least 80% of its assets in New Jersey Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. For the purposes of the foregoing policy, “assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the foregoing 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. Under normal circumstances, at least 80% of the Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more. There can be no assurance that the Fund’s investment objective will be realized. The investment objective of the Fund and the Fund’s policy to invest at least 80% of its assets in New Jersey Municipal Bonds are fundamental policies that may not be changed without a vote of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act of 1940, as amended).
Ordinarily, the Fund does not intend to realize significant investment income subject to federal income tax and New Jersey personal income taxes. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a federal alternative minimum tax.
The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New Jersey Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Investment Company Act of 1940, as amended (the “1940 Act”). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New Jersey Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes and New Jersey personal income taxes will be considered “New Jersey Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “Municipal Bonds.”
The Fund invests in investment grade New Jersey Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Manager. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, P-1 through P-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and P-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New Jersey Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular New Jersey Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
The Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days.
The average maturity of the Fund’s portfolio securities varies based upon the Manager’s assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Fund.
The Fund invests primarily in long-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, the Fund may also invest in intermediate-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of the Fund’s total assets, except during interim periods pending investment of the net proceeds from public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income that is subject to federal income tax and New Jersey personal income taxes.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
The Fund’s investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when BlackRock Advisors, LLC (the “Manager”) considers that New York Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. For the purposes of the foregoing policy, “assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. To the extent that the Manager considers that suitable New York Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from federal income taxes but not New York personal income taxes (“Municipal Bonds”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the foregoing 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. At all times, at least 65% of the Fund’s total assets will be invested in New York Municipal Bonds and at least 80% of each Fund’s total assets will be invested in New York Municipal Bonds and Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. Under normal circumstances, at least 80% of the Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment objective and its policy of investing at least 80% of its assets in New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.
The investment grade Municipal Bonds in which the Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings, Inc. (“Fitch”)  or, if unrated, are considered to be of comparable quality by the Manager. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1 + through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1 + through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New York Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular New York Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.
The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions.
The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or financial conditions warrant. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in New York Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”). Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes and New York personal income taxes will be considered “New York Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “Municipal Bonds.”
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax and New York personal income tax. From time to time, the Fund may realize taxable capital gains.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.
BlackRock MuniYield Michigan Quality Fund (MIY)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Michigan income taxes (“Michigan Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Michigan income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Michigan Municipal Bonds. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Michigan income taxes. From time to time, the Fund may realize taxable capital gains. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Michigan income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments  subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.
The Fund may leverage its portfolio by entering into one or more credit facilities.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New York State and New York City personal income taxes (“New York Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes New York Municipal Bonds. Under normal circumstances, the Fund will invest at least
80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from New York State and New York City personal income taxes. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may leverage its portfolio by entering into one or more credit facilities.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf  of the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Pennsylvania income taxes (“Pennsylvania Municipal Bonds”).  The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is  not excludable from gross income for Pennsylvania income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Pennsylvania Municipal Bonds. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Pennsylvania income taxes. From time to time, the Fund may realize taxable capital gains.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in Pennsylvania Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can  be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.
The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in. response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Trustees of the Fund without the approval of the Fund’s shareholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that  is excludable from gross income for federal income tax purposes and, if applicable, exempt from Pennsylvania income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions  and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal and Pennsylvania income taxes. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.
BlackRock New York Municipal Income Trust (BNY)
The Fund’s investment objective is to provide current income exempt from federal income taxes. The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus the amount of borrowings for investment purposes. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the Fund’s outstanding common shares and outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its managed assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and New York City and New York State personal income taxes, the Fund may invest in securities that pay interest that is not exempt from New York City and New York State personal income taxes when, in the judgment of the Manager, the return to the shareholders after payment of applicable New York City and New York State personal income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York City and New York State personal income taxes.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund reserves the right to borrow funds, subject to the Fund’s investment restrictions.  The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
BlackRock Virginia Municipal Bond Trust (BHV)
The Fund’s investment objective is to provide current income exempt from regular federal income taxes and Virginia personal income tax. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax. For the purposes of the foregoing policy, “Managed Assets” are the Fund’s net assets plus the amount of borrowings for investment purposes. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.  The Fund cannot change its investment objective or the foregoing fundamental 80% policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable demand rate preferred shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Securities rated Ba/BB or below are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
Subject to the Fund’s policy, under normal market conditions, of investing at least 80% of its Managed Assets in municipal bonds, the interest from which is exempt from Virginia personal income tax, the Fund may invest in securities that pay interest that is not exempt from Virginia personal income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable Virginia personal income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from Virginia personal income tax.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VRDP Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of purchasing VRDP Shares. The suitability of an investment in VRDP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the federal alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.
The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The Fund’s stated expectation is that it may invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Non-Diversification Risk (MUJ, MHN, MIY, MYN, MPA and BHV): The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.
State Specific Risk (MUJ, MHN, MIY, MYN, MPA, BNY and BHV): The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.
Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
Indexed and Inverse Securities Risk (MIY, MYN and MPA): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Variable Rate Demand Obligations Risks (MUJ, MHN, MIY, MYN and MPA): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
Repurchase Agreements and Purchase and Sale Contracts Risk (MUJ and MHN): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (MIY and MYN): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (MUJ, MHN, MIY, BNY and BHV): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
•Counterparty  Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets, and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.
Shareholder Activism: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors/Trustees (the “Board”), or to seek other actions such as a termination of the Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

2025 BlackRock Annual Report to Shareholders

Automatic Dividend Reinvestment Plan

Pursuant to MUJ, MHN, MIY, MYN, MPA, BNY and BHV’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After MUJ, MHN, MIY, MYN, MPA, BNY and BHV declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA, BNY and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUJ, MHN, MIY and MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006 Providence, RI 02940-3006, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.
Automatic Dividend Reinvestment Plan

Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 103 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			68 RICs consisting of 105 Portfolios	None
Cynthia L. Egan(d) 1955	Director (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			68 RICs consisting of 105 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Director (Since 2021)
Chief Financial Officer, Lattice Semiconductor Corporation
(LSCC) since 2025; Chief Financial Officer, Intel Foundry
from 2024 to 2025; Vice Chairman, Kioxia, Inc. from
2019 to 2024; Chief Financial Officer, Xilinx, Inc. from
2016 to 2019; Corporate Controller, Xilinx, Inc. from
2008 to 2016.
			66 RICs consisting of 103 Portfolios	None
Stayce D. Harris 1959	Director (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			66 RICs consisting of 103 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Director (Since 2021)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	66 RICs consisting of 103 Portfolios	Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch(d) 1961	Director (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003;  Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			68 RICs consisting of 105 Portfolios	PennyMac Mortgage Investment Trust

2025 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)
Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz(d) 1958	Director (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			68 RICs consisting of 105 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Directors(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Director (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			94 RICs consisting of 271 Portfolios	None
John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	96 RICs consisting of 273 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

Director and Officer Information

Director and Officer Information (continued)
Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

2025 BlackRock Annual Report to Shareholders

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 11, 2025, for shareholders of record on May 19, 2025, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.
Shareholders elected the Class III Directors as follows:
	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUJ	34,641,959	11,927,550	43,763,074	2,806,435	43,694,089	2,875,420
MIY	17,860,240	5,851,333	23,079,254	632,319	23,121,421	590,152
BHV	1,201,926	88,079	1,180,116	109,889	1,229,530	60,475
BNY	18,124,908	846,678	18,127,282.47	844,304	18,125,025	846,561
For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, Catherine A. Lynch, Arthur P. Steinmetz, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
The Annual Meeting of Shareholders of MYN and MHN was held on July 11, 2025, for shareholders of record on May 19, 2025, to elect director nominees for each Fund. There were no broker non-votes.
The vote results in the election of Class II Directors were as follows:
	J. Phillip Holloman		Arthur P. Steinmetz
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld
MYN	23,052,847	9,927,795	30,847,179	2,133,463
MHN	17,473,585	8,300,359	24,425,611	1,348,333
The vote results in the election of Class III Directors were as follows:
	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYN	23,284,849	9,695,793	30,922,879	2,057,763	30,868,806	2,111,836
MHN	17,843,064	7,930,880	24,508,007	1,265,937	24,506,080	1,267,864
For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch, and John M. Perlowski.
The Annual Meeting of Shareholders of MPA (the “Meeting”) was held on July 11, 2025, for shareholders of record on May 19, 2025, to consider and vote on the election of ten Trustees. There were no broker non-votes.
The vote results in the election of Trustees were as follows:
	Cynthia L. Egan			Robert Fairbairn			Lorenzo A. Flores
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MPA	10,734,284	378,712	77,520	10,870,704	231,317	88,495	10,872,210	225,064	93,242

	Stayce D. Harris			J. Phillip Holloman			R. Glenn Hubbard
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MPA	10,894,040	226,356	70,120	10,691,177	410,306	89,033	10,701,270	403,194	86,052

	John M. Perlowski			Arthur P. Steinmetz			W. Carl Kester(a)
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MPA	10,879,532	228,121	82,863	10,688,561	411,804	90,151	826	0	0
Additional Information

Additional Information (continued)

	Catherine A. Lynch(a)
Fund Name	Votes For	Votes Against	Votes Abstain
MPA	826	0	0

(a)	Voted on by holders of Preferred Shares only.
Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). Each Fund intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, each Fund may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.
The following information is a summary of certain changes since July 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

2025 BlackRock Annual Report to Shareholders

Additional Information (continued)

Householding
The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to BlackRock Advisors, LLC (the “Advisor”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Funds. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VRDP Liquidity Provider
Bank of America, N.A.(a)
New York, NY 10036
The Toronto-Dominion Bank(b)
New York, NY 10019
(a) For MUJ, MHN and BNY.
(b) For MIY, MYN, MPA and BHV.
VRDP Remarketing Agent
BofA Securities, Inc.(a)
New York, NY 10036
TD Securities (USA) LLC(b)
New York, NY 10019
VRDP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Portfolio Abbreviation
AMBAC	AMBAC Assurance Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
GTD	GTD Guaranteed
HUD SECT 8	U.S. Department of Housing and Urban Development Section 8
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds
S/F	Single-Family
SAB	Special Assessment Bonds
SAW	State Aid Withholding
SONYMA	State of New York Mortgage Agency
TA	Tax Allocation

2025 BlackRock Annual Report to Shareholders

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Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
MY7-07/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, Option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings New York Quality Fund, Inc.	$32,698	$32,538	$0	$0	$20,700	$20,696	$388	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC

(the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings New York Quality Fund, Inc.	$21,088	$20,696

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item  5  – Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Kevin Maloney, CFA, Managing Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock, Michael Kalinoski, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. O’Connor and Romaglino have been members of the registrant’s portfolio management team since 2006 and 2022 respectively. Messrs. Maloney, Soccio and Kalinoski and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography
Walter O’Connor, CFA	Managing Director of BlackRock since 2006.
Christian Romaglino, CFA	Director of BlackRock since 2017.

Portfolio Manager	Biography
Kevin Maloney, CFA	Managing Director of BlackRock since 2025; Director of BlackRock from 2021 to 2024; Vice President of BlackRock from 2018 to 2020.
Phillip Soccio, CFA	Director of BlackRock since 2009.
Michael Kalinoski, CFA	Director of BlackRock since 2006.
Kristi Manidis	Director of BlackRock, Inc. since 2016.

(a)(2) As of July 31, 2025:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	33	0	0	0	0	0
	$28.36 Billion	$0	$0	$0	$0	$0

Christian Romaglino, CFA	36	0	0	0	0	0
	$15.78 Billion	$0	$0	$0	$0	$0

Kevin Maloney, CFA	42	0	0	0	0	0
	$39.20 Billion	$0	$0	$0	$0	$0

Phillip Soccio, CFA	34	0	0	0	0	0
	$24.87 Billion	$0	$0	$0	$0	$0

Michael Kalinoski, CFA	33	0	0	0	0	0
	$29.66 Billion	$0	$0	$0	$0	$0

Kristi Manidis	35	0	2	0	0	0
	$23.88 Billion	$0	$699.9 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2025:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2025.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	None
Christian Romaglino, CFA	None
Kevin Maloney, CFA	None
Phillip Soccio, CFA	None
Michael Kalinoski, CFA	None
Kristi Manidis	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings New York Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: September 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: September 23, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: September 23, 2025